UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Protalix BioTherapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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March 6, 2018
Dear Stockholder,
We cordially invite you to attend the 2018 Annual Meeting of Stockholders of Protalix BioTherapeutics, Inc. to be held at 1:00 p.m. on April 15, 2018 at the offices of our Israeli counsel, Horn & Co., Law Offices, Amot Investments Tower, 2 Weizmann Street, 24th Floor, Tel Aviv 6423902, Israel.
The attached notice of annual meeting and proxy statement describe the business we will conduct at the meeting and provide information about us that you should consider when you vote your shares. As set forth in the attached proxy statement, the meeting will be held to:
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consider the election of directors;

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approve an advisory vote on executive compensation;

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adopt amendments to the Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan to increase the number of shares of common stock available under the plan from 13,841,655 shares to 23,841,655 shares and to amend certain other terms of said plan as described in the proxy statement that accompanies this notice;

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approve an amendment to our Certificate of Incorporation, as amended, to increase the number of shares of our common stock, par value $0.001 per share, authorized for issuance from 250,000,000 to 350,000,000; and

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ratify the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2018.

Please take the time to carefully read each of the proposals stockholders are being asked to consider and vote on.
Please promptly vote your shares either via the Internet, by telephone or by marking, signing, dating and returning the proxy card in the enclosed envelope. Your vote is important, whether or not you attend the meeting in person. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting. If you decide to attend the meeting and vote in person, your proxy may be revoked at your request.
We appreciate your support and look forward to your attending the meeting.
Sincerely,
Yossi Maimon
Vice President and Chief Financial Officer
2 Snunit Street, Science Park P.O.B. 455, Carmiel 20100, Israel
Tel: 972-4-988-9488 | Fax: 972-4-988-9489 | Web: www.protalix.com

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 15, 2018

To the Stockholders of Protalix BioTherapeutics, Inc.:
The 2018 Annual Meeting of Stockholders of Protalix BioTherapeutics, Inc. will be held at the following time, date and place for the following purposes:
TIME:
1:00 p.m., Israel time

DATE:
April 15, 2018

PLACE:
Horn & Co., Law Offices, Amot Investments Tower, 2 Weizmann Street, 24th Floor, Tel Aviv 6423902, Israel

PURPOSES:
1.
To elect five members to the Board of Directors to serve for the ensuing year or until their respective successors have been duly elected.

2.
To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the proxy statement that accompanies this notice.

3.
To adopt amendments to the Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan to increase the number of shares of common stock available under the plan from 13,841,655 shares to 23,841,655 shares and to amend certain other terms of said plan as described in the proxy statement that accompanies this notice.

4.
To approve an amendment to our Certificate of Incorporation, as amended, to increase the number of shares of our common stock, par value $0.001 per share, authorized for issuance from 250,000,000 to 350,000,000.

5.
To ratify the appointment of Kesselman & Kesselman, Certified Public Accountant (lsr.), a member of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

6.
To transact such other business that is properly presented at the meeting or any adjournment.

All of these proposals are more fully described in the proxy statement that follows. You may vote at the meeting and any adjournments if you were the record owner of our common stock at the close of business on February 26, 2018. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of our Corporate Secretary at the above address.
Please sign, date and promptly return the enclosed proxy card in the enclosed envelope, or vote by telephone or Internet (instructions are on your proxy card), so that your shares will be represented whether or not you attend the annual meeting.
BY ORDER OF THE BOARD OF DIRECTORS

Yossi Maimon
Carmiel, Israel	Vice President and Chief Financial Officer
March 6, 2018	and Corporate Secretary

Protalix BioTherapeutics, Inc.
2 Snunit Street, Science Park
POB 455
Carmiel 20100, Israel
972-4-988-9488

PROXY STATEMENT FOR PROTALIX BIOTHERAPEUTICS, INC.
2018 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 15, 2018

GENERAL INFORMATION ABOUT THE ANNUAL MEETING
Why Did You Send Me this Proxy Statement?
We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Protalix BioTherapeutics, Inc. is soliciting your proxy to vote at the 2018 annual meeting of stockholders and any adjournments of the meeting to be held at 1:00 p.m., Israel time, on April 15, 2018 at the offices of our Israeli counsel, Horn & Co., Law Offices, Amot Investments Tower, 2 Weizmann Street, 24th Floor Tel Aviv 6423902, Israel. This proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.
We anticipate that on or about March 13, 2018, we will begin sending this proxy statement, the attached Notice of Annual Meeting and the form of proxy enclosed to all stockholders entitled to vote at the meeting. Although not part of this proxy statement, we are also sending along with this proxy statement our Annual Report on Form 10-K which includes financial statements for the fiscal year ended December 31, 2017. You can also find a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 on the Internet through the electronic data system called EDGAR provided by the Securities and Exchange Commission, or the SEC, at http://www.sec.gov or through the Investor Relations section of our website at http://www.protalix.com. In addition, since we are also listed on the Tel Aviv Stock Exchange, we submit copies of all our filings with the SEC to the Israeli Securities Authority and the Tel Aviv Stock Exchange. Such copies can be retrieved electronically through the Tel Aviv Stock Exchange’s Internet messaging system (www.maya.tase.co.il) and through the MAGNA distribution site of the Israeli Securities Authority (www.magna.isc.gov.il). Our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and information on the website other than the proxy statement are not part of our proxy soliciting materials. Additional copies of the Annual Report on Form 10-K for the fiscal year ended December 31, 2017 are available upon request.
Who Can Vote?
Only holders of record of our common stock, par value $0.001 per share, on February 26, 2018, the record date, are entitled to vote at the annual meeting. On the record date, there were 145,569,955 shares of common stock outstanding and entitled to vote. The common stock is currently our only outstanding class of voting stock.
You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the meeting and not revoked prior to the meeting, will be voted at the meeting.
How Many Votes Do I Have?
Each share of common stock that you own entitles you to one vote.

How Do I Vote?
Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer & Trust Company, or you have stock certificates, you may vote:
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By mail.    Complete, date, sign and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

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By Internet or by telephone.    Follow the instructions attached to the proxy card to vote by Internet or telephone.

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In person at the meeting.    If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), but not including shares held through a Tel Aviv Stock Exchange Clearing House Ltd. (“TASE”) member, you must provide the bank, broker or other nominee with instructions on how to vote your shares and can generally do so as follows:
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By mail.    You will receive instructions from your broker or other nominee explaining how to vote your shares.

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By Internet or by telephone.    Follow the instructions you receive from your broker to vote by Internet or telephone.

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In person at the meeting.    Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to vote at the meeting unless you have a proxy card from your broker.

If you own shares that are traded through the TASE, you may vote your shares in one of the following two ways:
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By mail.    Complete, sign and date the proxy card and attach to it an ownership certificate from the TASE Clearing House member through which your shares are registered (i.e., your broker, bank or other nominee) indicating that you were the beneficial owner of the shares on February 26, 2018, the record date for voting, and return the proxy card or voting instruction form, along with the ownership certificate, to our designated address for that purpose in Israel, 2 Snunit Street, Science Park, P.O. Box 455, Carmiel 20100, Israel. If the TASE member holding your shares is not a TASE Clearing House member, please make sure to include an ownership certificate from the TASE Clearing House member in which name your shares are registered.

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In person at the meeting.    Attend the meeting, where ballots will be provided. If you choose to vote in person at the meeting, you need to bring an ownership certificate from the TASE Clearing House member through which your shares are registered (i.e., your broker, bank or other nominee) indicating that you were the beneficial owner of the shares on February 26, 2018, the record date for voting. If the TASE member holding your shares is not a TASE Clearing House member, please make sure to include an ownership certificate from the TASE Clearing House member in which name your shares are registered.

If you need assistance in voting by telephone or over the Internet or completing your proxy card or have questions regarding the meeting, please contact our proxy advisor:
Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, NJ 07003
+1 (833) 501-4837 (toll free in the United States)

What am I Voting On?
You are voting on:
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The election of five members to our Board of Directors to serve for the ensuing year or until their respective successors have been duly elected (Shlomo Yanai, Moshe Manor, Amos Bar Shalev, Zeev Bronfeld and Aharon Schwartz, Ph.D.).

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To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement.

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To adopt amendments to the Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan to increase the number of shares of common stock available under the plan from 13,841,655 shares to 23,841,655 shares and to amend certain other terms of said plan as described in this proxy statement.

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To approve an amendment to our Certificate of Incorporation, as amended, to increase the number of shares of our common stock, par value $0.001 per share, authorized for issuance from 250,000,000 to 350,000,000.

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The ratification of the appointment of Kesselman and Kesselman, Certified Public Accountant (Isr.), A Member of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

How does the Board of Directors Recommend that I Vote at the Meeting?
The Board of Directors recommends that you vote as follows:
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“FOR’’ the re-election of all director nominees named in the “Proposal 1: Election of Directors” section in this proxy statement.

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“FOR’’ the approval, on a non-binding advisory basis, of our executive compensation as disclosed in the proxy statement that accompanies this notice and as described in “Proposal 2: Advisory Vote on Executive Compensation” section in this proxy statement.

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“FOR’’ the adoption of the amendments to the Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan to increase the number of shares of common stock available under the plan from 13,841,655 shares to 23,841,655 shares and to amend certain other terms of said plan as described in “Proposal 3: Amendments to the Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan to Increase the Number of Authorized Shares of Common Stock Reserved for Issuance under the Plan and amend certain other terms of the Plan” section in this proxy statement.

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“FOR’’ the amendment to our Certificate of Incorporation, as amended, to increase the number of shares of our common stock, par value $0.001 per share, authorized for issuance from 250,000,000 to 350,000,000 as described in “Proposal 4: Amendment to Increase the Number of Authorized Shares of Common Stock” section in this proxy statement.

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“FOR’’ the ratification of Kesselman and Kesselman as our independent registered public accounting firm for the 2018 fiscal year, as named in “Proposal 5: Ratification of Independent Registered Public Accounting Firm” section in this proxy statement.

If any other matter is properly presented at the meeting or any adjournment, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.
What Constitutes a Quorum for the Meeting?
Of the 145,569,955 shares of common stock outstanding as of the record date, the holders of at least one-third (1∕3) of those shares, or at least 48,523,319 shares, must be present at the meeting in person or represented by proxy to hold the meeting and conduct business. Once a quorum is established at a meeting, it shall not be broken by the withdrawal of enough votes to leave less than a quorum. Shares held by stockholders of record who are present at the meeting in person or by proxy are counted for purposes of determining whether a quorum exists. Abstentions and “broker non-votes” are also counted as present and entitled to vote for purposes of determining whether a quorum exists. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.
What are the Voting Requirements to Approve a Proposal?
Election of directors
Assuming a quorum is present, nominees for director will be elected by a plurality of the votes cast by the shares of common stock voting in person or represented by proxy at the annual meeting. This means that the nominees who receive the most votes will be elected to the Board of Directors. In voting to elect nominees to the Board of Directors, stockholders may vote in favor of all the nominees or any individual nominee or withhold their votes as to all the nominees or any individual nominee. Shares not present at the annual meeting have no effect on the election of directors.
Approval of non-binding advisory resolution on executive compensation
You may vote “FOR,” “AGAINST” or “ABSTAIN” on the advisory vote on executive compensation. If a quorum is present, approval requires the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the resolution. The outcome of this vote is not binding; however, the Board of Directors and the Compensation Committee will consider the outcome of the vote when developing and reviewing the future executive compensation plans. Abstentions and broker non-votes will have no effect.
Adoption of amendments to the Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan to increase the number of authorized shares of common stock reserved for issuance under the plan and to amend certain other terms of the plan
You may vote “FOR,” “AGAINST” or “ABSTAIN” on the adoption of an amendment to the Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan to increase the number of authorized shares of common stock reserved for issuance under the plan. If a quorum is present, adoption of the amendment requires that the number of votes cast at the annual meeting in favor of adoption exceeds the number of votes cast opposing adoption. Abstentions and broker non-votes (shares held by brokers that do not have discretionary authority to vote on a matter and have not received voting instructions from their clients) will have no effect.
Amendment to Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock
You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposal to amend our Certificate of Incorporation, as amended, to increase the number of shares of our common stock authorized for issuance from 250,000,000 to 350,000,000. The affirmative vote of a majority of the shares of our common stock outstanding and entitled to vote at the annual meeting is required to approve the amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 250,000,000 to 350,000,000. Abstentions will have the same effect as an “against” vote. If a broker does not have the authority to vote customers’ non-voted shares held by the firm in street name, such broker non-votes will have the same effect as an “against” vote.
Ratification of the selection of Kesselman & Kesselman as our independent auditor
You may vote “FOR,” “AGAINST” or “ABSTAIN” on the ratification of the selection of Kesselman & Kesselman to serve as our principal independent registered public accounting firm for the fiscal year ending December 31, 2018. If a quorum is present, ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the. Abstentions and broker non-votes will have no effect.

How are My Votes Cast when I Sign and Return a Proxy Card?
When you sign the proxy card or submit your proxy by telephone or over the Internet, you appoint Moshe Manor, our president and chief executive officer, and Yossi Maimon, our vice president and chief financial officer, as your representatives at the meeting. Either Moshe Manor or Yossi Maimon will vote your shares at the meeting as you have instructed them on the proxy card. Each of such persons may appoint a substitute for himself.
Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card or submit your proxy by telephone or over the Internet in advance of the meeting in case your plans change. This way, your shares will be voted by you whether or not you actually attend the meeting.
May I Revoke My Proxy?
If you give us your proxy, you may revoke it at any time before it is voted at the meeting. There will be no double counting of votes. You may revoke your proxy in any one of the following ways:
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entering a new vote or by granting a new proxy card or new voting instruction bearing a later date (which automatically revokes the earlier instructions);

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if your shares are held in street name, re-voting by Internet or by telephone as instructed above (only your latest Internet or telephone vote will be counted);

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notifying our Corporate Secretary, Yossi Maimon, in writing before the annual meeting that you have revoked your proxy; or

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attending the meeting in person and voting in person. Attending the meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

Can my broker vote my shares for me?
A broker “non-vote” occurs when a broker or nominee holding shares for a beneficial owner does not vote on a particular matter because the matter is not routine and such broker or nominee does not have the discretionary voting authority to vote the shares for which it is the holder of record with respect to a particular matter at the annual meeting and such broker or nominee has not received instructions from the beneficial owner. Broker “non-votes,” and shares as to which proxy authority has been withheld with respect to any matter, are generally not deemed to be entitled to vote for purposes of determining whether stockholders’ approval of that matter has been obtained. Pursuant to New York Stock Exchange (“NYSE”) Rule 452, the uncontested election of directors (Proposal No. 1), the approval of a non-binding advisory resolution on executive compensation (Proposal No. 2) and the adoption of amendments to the Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan to increase the number of authorized shares of common stock reserved for issuance under the plan and to amend certain other terms of the plan (Proposal No. 3) are non-routine matters and, therefore, may not be voted upon by brokers without instruction from beneficial owners. Consequently, proxies submitted by brokers for shares beneficially owned by other persons may not, in the absence of specific instructions from such beneficial owners, vote the shares in favor of or withhold votes from such proposals at the brokers’ discretion. Proposals 4 and 5 are routine matters. Please complete your proxy and return it as instructed so your vote can be counted.
What if I Receive More than One Proxy Card?
You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.
What if I do not Vote for Some of the Matters Listed on My Proxy Card?
If you return your proxy card without indicating your vote, your shares will be voted for the nominees listed on the card; for the approval, on an advisory basis, of the executive compensation; for the adoption of the amendments to the Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan to increase the number of shares reserved for issuance under the plan and to amend certain other terms of the plan; for the amendment of our Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock; and for the ratification of the appointment of Kesselman & Kesselman.
Will My Shares be Voted if I do not Return My Proxy Card and do not Attend the Annual Meeting?
If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the meeting as described above under “How Do I Vote?”.
If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority to vote your shares on certain routine matters scheduled to come before the meeting even if it does not receive instructions from you. We encourage you to provide voting instructions. This ensures your shares will be voted at the meeting in the manner you desire.
Is Voting Confidential?
Yes. Only the inspector of elections and our employees that have been assigned the responsibility for overseeing the legal aspects of the annual meeting will have access to your proxy card. The inspector of elections will tabulate and certify the vote. Any comments written on the proxy card will remain confidential unless you ask that your name be disclosed.
What are the Costs of Soliciting these Proxies?
We will pay all of the costs of soliciting these proxies. Our officers, directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these officers, employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. We have engaged Alliance Advisors LLC to assist us in soliciting proxies for the annual meeting. We will pay Alliance Advisors a base fee of  $8,000, plus reasonable out-of-pocket expenses, plus an additional fee based upon the number of contacts with stockholders made and work performed. We estimate the total amount payable to Alliance Advisors will be approximately $40,000.
Could other Matters be Decided at the Annual Meeting?
We do not know of any other matters that will be considered at the annual meeting. If any other matters arise at the annual meeting at or by the direction of the board of directors, the proxies will be voted at the discretion of the proxy holders.
What Happens if the Annual Meeting is Postponed or Adjourned?
Your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.
Do I Need a Ticket to Attend the Annual Meeting?
Yes, you will need an admission ticket or proof of ownership of common stock to enter the annual meeting. If you are a stockholder of record, your admission ticket is the bottom half of the proxy card sent to you. If you plan to attend the annual meeting, please so indicate when you vote and bring the ticket with you to the annual meeting. If your shares are held in the name of a bank, broker or other holder of record, your admission ticket is the left side of your voting information form. If you do not bring your admission ticket, you will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from a bank or broker is an example of proof of ownership. If you arrive at the annual meeting without an admission ticket, we will admit you only if we are able to verify that you are a stockholder of our Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information, as of February 15, 2018, regarding beneficial ownership of our common stock:
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each person who is known by us to own beneficially more than 5% of our common stock;

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each director;

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each of our Chief Executive Officer, our Executive Vice President, Research and Development, our Senior Vice President, Product Development, our Vice President and Chief Financial Officer and our Chief Operating Officer; and

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all of our directors and executive officers collectively.

Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by each of them. For purposes of this table, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from February 15, 2018 upon exercise of options, warrants and convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not those held by any other person) and that are exercisable within such 60 days from such date have been exercised. The information set forth below is based upon information obtained from the beneficial owners, upon information in our possession regarding their respective holdings and upon information filed by the holders with the SEC. The percentages of beneficial ownership are based on 145,569,955 shares of our common stock outstanding as of February 15, 2018.
The address for all directors and officers is c/o Protalix BioTherapeutics, Inc., 2 Snunit Street, Science Park, P.O. Box 455, Carmiel, Israel, 20100.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class (%)
Board of Directors and Executive Officers
Shlomo Yanai(1)	150,000	*
Moshe Manor(2)	837,500	*
Amos Bar Shalev	1,680	*
Zeev Bronfeld(3)	2,162,481	1.5
Yodfat Harel Buchris(4)	137,424	*
Aharon Schwartz, Ph.D.	—	—
Einat Brill Almon, Ph.D.(5)	502,500	*
Yossi Maimon(6)	512,500	*
Tzvi Palash(7)	355,750	*
Yoseph Shaaltiel, Ph.D.(8)	1,197,166	*
All executive officers and directors as a group (10 persons)(9)	5,857,001	4.0
5% Holders
Citigroup Global Markets Inc.(10)	9,403,684	6.1
Highbridge Capital Management LLC(11)	16,104,025	9.99
UBS O’Connor LLC(12)	10,588,235	6.8

*
less than 1%.

(1)
Consists of 150,000 shares of our common stock issuable upon exercise of outstanding options within 60 days of February 15, 2018.

(2)
Consists of 50,000 outstanding shares of our common stock and 787,500 shares of our common stock issuable upon exercise of outstanding options within 60 days of February 15, 2018. Does not include 112,500 shares of our common stock underlying options that will not vest within 60 days of February 15, 2018.

(3)
Consists of shares of our common stock held by EBC Holdings Ltd., an investment company wholly-owned by Mr. Bronfeld.

(4)
Represents shares held by YP & 6 Partners Ltd. Ms. Harel Buchris is a director and stockholder of YP & 6 Partners Ltd. Ms. Harel Buchris disclaims beneficial ownership of these shares except to the extent of her pecuniary interest therein.

(5)
Consists of 185,000 outstanding shares of our common stock and 317,500 shares of our common stock issuable upon exercise of outstanding options within 60 days of February 15, 2018. Does not include 62,500 shares of our common stock underlying options that will not vest within 60 days of February 15, 2018.

(6)
Consists of 195,000 outstanding shares of our common stock and 317,500 shares of our common stock issuable upon exercise of outstanding options within 60 days of February 15, 2018. Does not include 62,500 shares of our common stock underlying options that will not vest within 60 days of February 15, 2018.

(7)
Consists of 102,000 outstanding shares of our common stock held and 253,750 shares of our common stock issuable upon exercise of outstanding options within 60 days of February 15, 2018. Does not include 31,250 shares of our common stock underlying options that will not vest within 60 days of February 15, 2018.

(8)
Consists of 795,916 outstanding shares of our common stock and 401,250 shares of our common stock issuable upon exercise of outstanding options within 60 days of February 15, 2018. Does not include 68,750 shares of our common stock underlying options that will not vest within 60 days of February 15, 2018.

(9)
Consists of 3,629,501 outstanding shares of our common stock and 2,227,500 shares of our common stock issuable upon exercise of outstanding options within 60 days of February 15, 2018. Does not include 337,500 shares of our common stock underlying options that will not vest within 60 days of February 15, 2018.

(10)
Based solely on a Schedule 13G on February 9, 2018 for December 31, 2017 by Citigroup Global Markets Inc., Citigroup Financial Products Inc., Citigroup Global Markets Holdings Inc. and Citigroup Inc. (collectively, “Citigroup”). Consists of 13,096 shares of our common stock and 9,390,588 shares of our common stock issuable upon conversion of a convertible note. The address for Citigroup is 388 Greenwich Street, New York, NY 10013.

(11)
The principal business office of Highbridge Capital Management LLC (“Highbridge”) is 40 West 57th Street, 32nd Floor, New York, New York 10019. Holdings are based on a Form 13F filed by Highbridge for December 31, 2017. Includes 472,533 shares of common stock and additional shares of common stock issuable upon conversion of convertible notes held by funds managed by Highbridge. Each such note is subject to a blocker provision of such notes pursuant to which the holder of each such note does not have the right to convert the note to the extent that such conversion would result in beneficial ownership by the holder thereof, together with any persons whose beneficial ownership of the common stock would be aggregated with such holder’s for purposes of Section 13(d) or Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”) more than 9.99% of the common stock, and, accordingly, the disclosed amounts do not include shares that exceed the blocker provision.

(12)
The address of UBS O’Connor LLC (“O’Connor”) is One North Wacker Drive, 32nd Floor, Chicago, Illinois 60606. Based solely on a Schedule 13G/A filed on February 13, 2018 for December 31, 2018 by O’Connor, Kevin Russell (“Mr. Russell”) and Andrew Martin (“Mr. Martin”). O’Connor serves as the investment manager to each of  (1) Nineteen77 Global Multi-Strategy Alpha (Levered) Master Limited (“GLEA XL”) and (2) Nineteen77 Global Multi-Strategy Alpha Master Limited (formerly O’Connor Global Multi-Strategy Alpha Master Limited, “GLEA”, and together with GLEA XL, collectively, the “O’Connor Funds”). In such capacity, O’Connor exercises voting and investment power over the shares of common stock held for the account of each of the O’Connor Funds. Mr. Russell is the Chief Investment Officer of O’Connor and Mr. Martin is a Portfolio Manager for O’Connor, and each also exercises voting and investment power over the shares of common stock held for the account of the O’Connor Funds. As a result, each of O’Connor, Mr. Russell and Mr. Martin may be deemed to have beneficial ownership of the shares of common stock held for the account of the O’Connor Funds. Includes (i) 8,937,333 shares of common stock issuable upon conversion of a convertible note held by GLEA and (ii) 1,650,902 shares of common stock issuable upon conversion of a convertible note held by GLEA XL.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC reports regarding their ownership and changes in ownership of our equity securities. We believe that all Section 16 filings requirements were met by our officers and directors during 2017. In making this statement, we have relied solely upon examination of the copies of Forms 3, 4 and 5, Schedule 13s and written representations of our former and current directors, officers and 10% stockholders.

PROPOSAL 1: ELECTION OF DIRECTORS
At the annual meeting, our stockholders will be asked to elect five directors for a one-year term expiring at the next annual meeting of stockholders. Each director will hold office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal.
Our Board of Directors recommends that the persons named below be elected as directors of our Company and it is intended that the accompanying proxy will be voted for their election as directors, unless the proxy contains contrary instructions. Shares of common stock represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual nominee or for all nominees will be voted (unless one or more nominees are unable to serve) for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or the size of the Board of Directors will be fixed at a lower number.
Each of the nominees currently serves as a member of our Board of Directors. The directors are elected by a plurality of the votes cast by the stockholders present or represented by proxy and entitled to vote at the annual meeting.
Nominees for Election to the Board of Directors
The names of the nominees for election to the Board of Directors and certain information about such nominees are set forth below. For information concerning the number of shares of common stock beneficially owned by each nominee, see “Security Ownership of Certain Beneficial Owners and Management” above.
Name	Age	Position
Shlomo Yanai	65	Chairman of the Board
Moshe Manor	61	President and Chief Executive Officer, Director
Amos Bar Shalev	66	Director
Zeev Bronfeld	66	Director
Aharon Schwartz, Ph.D.	45	Director
Shlomo Yanai.   Shlomo Yanai has served as the Chairman of our Board of Directors since July 2014. Mr. Yanai is currently the Chairman of the Board of Cambrex Corporation (NYSE:CBM) and has served on its board of directors since November 2012. He also serves as a non-employee member of the board of managers of Q Holdco LLC, and as a senior advisor to Moelis & Company. Mr. Yanai served as a director of Lumenis Ltd. from 2012 through 2015; of Sagent Pharmaceuticals, Inc. from April 2015 through August 2016; of Perrigo Co. plc (NASDAQ:PRGO) from November 2015 through January 2017; and of Quinpario Acquisition Corp. 2 (NASDAQ:QPACU) from November 2014 through July 2017. Mr. Yanai served as President and Chief Executive Officer of Teva Pharmaceutical Industries Ltd. (“Teva”) (NASDAQ:TEVA, TASE:TEVA) from March 2007 until May 2012 and, prior to joining Teva, Mr. Yanai was President and Chief Executive Officer of Makhteshim-Agan Industries Ltd. from 2003 until 2006. Before that, he was a Major General in the Israel Defense Forces, where he served for 32 years in various positions, the last two positions being Commanding Officer of the Southern Command and Head of the Division of Strategic Planning. Mr. Yanai was the head of the Israeli security delegation to the peace talks at Camp David, Shepherdstown and Wye River. He currently serves as a member of the Board of Governors of the Technion — Israel Institute of Technology of Haifa, Israel, and of the Board of Trustees of Bar-Ilan University — Israel, as well as an honorary member of the Board of the Institute for Policy and Strategy of the Interdisciplinary Center (IDC), Herzliya, Israel. Mr. Yanai holds a bachelor’s degree in political science and economics from Tel Aviv University, a master’s degree in national resources management from George Washington University, and is a graduate of the Advanced Management Program of Harvard Business School and U.S. National War College (NDU). Mr. Yanai was the recipient of the Max Perlman Award for Excellence in Global Business Management from Tel Aviv University, Israel in 2005 and was awarded an honorary doctorate by Bar-Ilan University, Israel in 2012. We believe

Mr. Yanai’s qualifications to serve as Chairman of our Board of Directors include his vast global operating experience in the life-science and pharmaceutical and agro-chemicals industry. He also brings a global perspective to the Board, incorporating his industry and Board leadership experience and his distinguished military service.
Moshe Manor.   Mr. Manor has served as our President and Chief Executive Officer and as a director of our Company since November 2014. Mr. Manor served in a number of senior executive positions at Teva (NASDAQ:TEVA, TASE:TEVA) from 1984 through 2012. Most recently, he served as President, Teva Asia & Pacific where he led the strategy and development of a high growth region for Teva. Prior to that, he was Group Vice President, Global Branded Products, leading the Innovative Commercial and Research & Development franchises. From 2006 through 2008, Mr. Manor was Senior Vice President, Global Innovative Resources, and was responsible for generating over $3 billion in sales with Copaxone® and Azilect®. Previously, he served as director of Teva Israel. Most recently, Mr. Manor serves on the Board of Directors of Coronis Partners, and as Chairman of the Board of Directors of a startup company, MEway Pharma. He holds a BA in Economics from the Hebrew University in Jerusalem, and an MBA from the Tel-Aviv University. We believe Mr. Manor’s qualifications to serve on our Board of Directors include his extensive experience in the life-science and pharmaceutical industry on a global scale.
Amos Bar Shalev.   Mr. Bar Shalev has served as our director since July 2008. Previously, Mr. Bar Shalev served as a director of Protalix Ltd. from 2005 through January 2008, and as our director from 2006 through 2008. Mr. Bar Shalev brings to us extensive experience in managing technology companies. Currently, Mr. Bar Shalev serves on the boards of directors of Aposense Ltd. (TASE: APOS), an Israeli publicly-traded company listed on the TASE, since 2011, as well as Twine Solutions Ltd., a privately-held technology company, since 2015, and of Steam CC Ltd., since 2017, both privately-held Israeli companies. From 2004 through 2012, Mr. Bar Shalev served as a director of Technorov Holdings (1993) Ltd. and managed its portfolio. In addition, he served on the board of directors of Highcon Systems Ltd., a privately-held Israeli company, from 2010 through 2012. From 1997 through 2004, he was a Managing Director of TDA Capital Partners, a management company of the TGF (Templeton Tadiran) Fund. From 2004 through 2007, he was the President of Win Buyer Ltd. He has served on the board of directors of a number of Israeli publicly traded and privately-held Israeli companies including, among others, Velox Ltd., NESS Ltd. (acquired by BioNess Inc.), Idanit (acquired by Scitex Corporation Ltd.), Objet Geometrix (merged with Stratasys, Inc. (NASDAQ:SSYS)), Verisity, Scitex Vision (acquired by Hewlett Packard), Golden Wings Investment Company Ltd., the venture capital fund of the Israeli Air Force Veterans Business Club, Win Buyer Ltd. and Sun Light Ltd. He received his B.Sc. in Electrical Engineering from the Technion, Israel in 1978 and M.B.A. from the Tel Aviv University in 1981. He holds the highest award from the Israeli Air Force for technological achievements. We believe Mr. Bar Shalev’s qualifications to serve on our Board of Directors include his years of experience in the management of Israeli businesses.
Zeev Bronfeld.   Mr. Bronfeld has served as a director of Protalix Ltd. since 1996 and as our director since December 2006. Mr. Bronfeld brings to us vast experience in management and value building of biotechnology companies. He is an experienced businessman who is involved in a number of biotechnology companies. He was a co-founder of Bio-cell Ltd., a former Israeli publicly-traded holding company that specialized in biotechnology companies and served as its Chief Executive Officer from 1986 through 2015. Mr. Bronfeld currently serves as a director of The Trendlines Group (SGX:42T), D.N.A. Biomedical Solutions Ltd. (DNA:TASE) and Biomedix Incubator Ltd. (BMDX:TASE), all of which are public companies. Mr. Bronfeld is also a director of a number of privately-held companies, most of which are involved in the life sciences, such as Entera Bio Ltd., Contipi Medical Ltd. and TransBiodiesel Ltd. From 2008 through January 2017, Mr. Bronfeld served as a director of Macrocure Ltd., a Nasdaq-listed company that merged into Leap Therapeutics, Inc. (NASDAQ:LPTX). Mr. Bronfeld received a B.A. in Economics from the Hebrew University in 1975. We believe Mr. Bronfeld’s qualifications to serve on our Board of Directors include his years of experience in the management of private and public Israeli companies, including life science companies.
Aharon Schwartz, Ph.D.   Dr. Schwartz has served as our director since November 2014. He retired from Teva in 2011 where he served in a number of positions from 1975 through 2011, the most recent being Vice President, Head of Teva Innovative Ventures from 2008. Dr. Schwartz is currently chairman of the board of directors of BiolineRx Ltd. (NASDAQ:BLRX, TASE:BLRX) and a member of the board of directors of Barcode Ltd and Foamix Pharmaceuticals Ltd. (NASDAQ:FOMX). He also works as an independent consultant. From January 2013 through November 2017, he served as a member of the board of directors of Alcobra Ltd. (NASDAQ:ADHD), which is now called Arcturus Therapeutics Ltd. Dr. Schwartz received his Ph.D. in organic chemistry in 1978 from the Weizmann Institute of Science, his M.Sc. in organic chemistry from the Technion and a B.Sc. in chemistry and physics from the Hebrew University of Jerusalem. Dr. Schwartz received a second Ph.D. in 2014 from the Hebrew University of Jerusalem in the history and philosophy of science. We believe Dr. Schwartz’s qualifications to serve on our Board of Directors include his years of experience in life science companies.
Corporate Governance
Independent Directors
We believe a majority of the members of our Board of Directors are independent from management. When making determinations from time to time regarding independence, the Board of Directors will reference the listing standards adopted by the NYSE American as well as the independence standards set forth in the Sarbanes-Oxley Act of 2002 (the “SOX”) and the rules and regulations promulgated by the SEC under that Act. We anticipate our Board of Directors will analyze whether a director is independent by evaluating, among other factors, the following:
•
Whether the member of the Board of Directors has any material relationship with us, either directly, or as a partner, stockholder or officer of an organization that has a relationship with us;

•
Whether the member of the Board of Directors is a current employee of our Company or any of our subsidiaries, or was an employee of our Company or any of our subsidiaries within three years preceding the date of determination;

•
Whether the member of the Board of Directors is, or in the three years preceding the date of determination has been, affiliated with or employed by (i) a present internal or external auditor of our Company or any affiliate of such auditor or (ii) any former internal or external auditor of our Company or any affiliate of such auditor, which performed services for us within three years preceding the date of determination;

•
Whether the member of the Board of Directors is, or in the three years preceding the date of determination has been, part of an interlocking directorate, in which any of our executive officers serve on the Compensation Committee of another company that concurrently employs the member as an executive officer;

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Whether the member of the Board of Directors receives any compensation from us, other than fees or compensation for service as a member of the Board of Directors and any committee of the Board of Directors and reimbursement for reasonable expenses incurred in connection with such service and for reasonable educational expenses associated with Board of Directors or committee membership matters;

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Whether an immediate family member of the member of the Board of Directors is a current executive officer of our Company or was an executive officer of our Company within three years preceding the date of determination;

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Whether an immediate family member of the member of the Board of Directors is, or in the three years preceding the date of determination has been, affiliated with or employed in a professional capacity by (i) a present internal or external auditor of ours or any of our affiliates or (ii) any former internal or external auditor of our Company or any affiliate of ours which performed services for us within three years preceding the date of determination; and

•
Whether an immediate family member of the member of the Board of Directors is, or in the three years preceding the date of determination has been, part of an interlocking directorate, in which any of our executive officers serve on the Compensation Committee of another company that concurrently employs the immediate family member of the member of the Board of Directors as an executive officer.

The above list is not exhaustive and we anticipate that the Audit Committee will consider all other factors which could assist it in its determination that a director will have no material relationship with us that could compromise that director’s independence.
Under these standards, our Board of Directors has determined that Messrs. Bar Shalev and Bronfeld, Ms. Harel Buchris and Dr. Schwartz are considered “independent” pursuant to the rules of the NYSE American and Section 10A(m)(3) of the Exchange Act. In addition, our Board of Directors has determined that these directors are able to read and understand fundamental financial statements and have substantial business experience that results in their financial sophistication, qualifying them for membership on our audit committee. Our Board of Directors has also determined that Mr. Yanai, Mr. Bar Shalev, Mr. Bronfeld, Ms. Harel Buchris, and Dr. Schwartz are “independent” pursuant to the rules of the NYSE American.
The position of chairman of the board is not held by our chief executive officer at this time. The Board of Directors does not have a policy mandating the separation of these functions. We believe it is in our best interest that Mr. Yanai serve as the chairman of our board. This decision was based on Mr. Yanai’s vast global operating experience in the life-science and pharmaceutical and agro-chemicals industry as well as the global perspective he brings to our Board of Directors, incorporating his industry and board leadership experience and his distinguished military service. Our non-management directors hold formal meetings, separate from management, at least twice per year.
The Board’s Role in Risk Oversight
Our Board of Directors oversees an enterprise-wide approach to risk management, designed to support the achievement of business objectives, including organizational and strategic objectives, to improve long-term organizational performance and enhance stockholder value. The involvement of our Board of Directors in setting our business strategy is a key part of its assessment of management’s plans for risk management and its determination of what constitutes an appropriate level of risk for the Company. The participation of our Board of Directors in our risk oversight process includes receiving regular reports from members of senior management on areas of material risk to our Company, including operational, financial, legal and regulatory, and strategic and reputational risks. While the full board has the ultimate oversight responsibility for the risk management process, various committees of the board also have responsibility for risk management. For example, financial risks, including internal controls, are overseen by the audit committee and risks that may be implicated by our executive compensation programs are overseen by the compensation committee. Upon identification of a risk, the assigned board committee or our full Board of Directors discuss or review risk management and risk mitigation strategies. Additional review or reporting on enterprise risks is conducted as needed or as requested by our Board of Directors or a committee thereof.
Board and Committee Meetings
Our Board of Directors has an Audit Committee, Compensation Committee and Nominating Committee. The following indicates the members of each committee and provides a description of the committees’ primary functions:
Audit Committee
We require that all Audit Committee members possess the required level of financial literacy and at least one member of the Audit Committee meet the current standard of requisite financial management expertise as required by the NYSE American and applicable rules and regulations of the SEC. Messrs. Bar Shalev and Bronfeld, and Ms. Harel Buchris have been appointed by the Board of Directors to serve on the Audit Committee until their respective successors have been duly elected. Dr. Schwartz has been appointed by our Board of Directors to replace Ms. Harel Buchris on the Audit Committee as of the meeting date.
Our Audit Committee operates under a formal charter that governs its duties and conduct. A current copy of the Audit Committee Charter is available on our website at http://www.protalix.com.
All members of the Audit Committee are independent from our executive officers and management.

Our independent registered public accounting firm reports directly to the Audit Committee.
Our Audit Committee meets with management and representatives of our registered public accounting firm prior to the filing of officers’ certifications with the SEC to receive information concerning, among other things, effectiveness of the design or operation of our internal controls over financial reporting, as required by Section 404 of SOX.
Our Audit Committee has adopted a Policy for Reporting Questionable Accounting and Auditing Practices and Policy Prohibiting Retaliation against Reporting employees to enable confidential and anonymous reporting of improper activities to the Audit Committee.
Mssrs. Bar Shalev and Bronfeld and Ms. Harel Buchris qualify as “audit committee financial experts” under the applicable rules of the SEC. In making the determination as to these individuals’ status as audit committee financial experts, our Board of Directors determined they have accounting and related financial management expertise within the meaning of the aforementioned rules, as well as the listing standards of the NYSE American.
Compensation Committee
The Compensation Committee is currently comprised of Messrs. Bar Shalev and Bronfeld and Ms. Harel Buchris. Dr. Schwartz has been appointed by our Board of Directors to replace Ms. Harel Buchris on the Compensation Committee as of the meeting date. The Compensation Committee reviews and approves the compensation of executive officers and key employees and administers our stock incentive plan. A current copy of the Compensation Committee Charter is available on our website at http://www.protalix.com.
Nominating Committee
The Nominating Committee, currently comprised of Messrs. Bar Shalev and Bronfeld and Ms. Harel Buchris, is responsible for assisting our Board of Directors in selecting nominees for election to the Board of Directors and monitoring the composition of the Board of Directors. Dr. Schwartz has been appointed by our Board of Directors to replace Ms. Harel Buchris on the Nominating Committee as of the meeting date. A current copy of the Nominating Committee Charter is available on our website at http://www.protalix.com. Although our Board of Directors does not have a formal policy requiring the Nominating Committee to consider the diversity of directors in its nomination process, in considering potential new directors, the Nominating Committee will review individuals from various disciplines and backgrounds, and consider the following qualifications: broad experience in business, finance or administration; familiarity with national business matters; familiarity with our industry; independence; and prominence and reputation. The committee seeks nominees with a broad diversity of experience, professions, education, skills and backgrounds with a view to having a Board of Directors that represents a diversity of views, experiences, and backgrounds. After making such a review, the Nominating Committee submits the nomination to the full Board of Directors for approval.
The Nominating Committee will consider any nominees submitted by stockholders of record at the time of any such nomination in compliance with applicable rules of the SEC and our By-Laws. The Nominating Committee will determine whether any stockholder nominee meets the qualifications for candidacy described above and in the Nominating Committee Charter. Stockholders’ nominations for election at the 2019 Annual Meeting of Stockholders must be submitted in writing to Yossi Maimon, Corporate Secretary, not less than 45 days nor more than 75 days prior to the date on which we first mailed this proxy statement. Such written notice must include the following information: (i) name, age, business address and residence address of the nominee; (ii) the principal occupation or employment of the nominee; (iii) the class and number of shares of our Company beneficially owned by the nominee; and (iv) any other information relating to the nominee that would be required to be disclosed in solicitations for proxies for elections of directors pursuant to Regulation 14A of the Exchange Act. The written notice must also include the following information with respect to each stockholder delivering such notice: (i) the name and record address of such stockholder; and (ii) the class and number of shares of our Company beneficially owned by the stockholder. Lastly, the written notice must include certain information relating to any derivative or hedging transactions by the stockholder delivering such notice and its Stockholder Associated

Persons, as defined in our By-Laws, and other arrangements with other parties regarding our securities, as presented in detail in our By-Laws. Stockholders can mail any such recommendations, including the criteria outlined above, to Yossi Maimon, Corporate Secretary, Protalix BioTherapeutics, Inc., 2 Snunit Street, Science Park, P.O. Box 455, Carmiel 20100, Israel.
Under the rules of the NYSE American, a director of our Company will only qualify as an “independent director” if, among other things, in the opinion of our Board of Directors, that person does not have a material relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board of Directors has determined that none of the non-employee directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of the non-employee directors is an “independent director” as defined under rules of the NYSE American. In addition, the Board of Directors has determined that all members of the Audit Committee meet the independence requirements set forth in Rule 10A-3 under the Exchange Act and that all members of the Compensation Committee meet the independence requirements set forth in Rule 805(c) of the NYSE American Listed Company Guide.
Contacting the Board of Directors
Stockholders who wish to communicate with the Board of Directors may do so by mailing any such communications to Yossi Maimon, Corporate Secretary, Protalix BioTherapeutics, Inc., 2 Snunit Street, Science Park, P.O. Box 455, Carmiel 20100, Israel. All communications are distributed to the Board of Directors, as appropriate, depending upon the facts and circumstances outlined in the communications received. For example, if any complaints regarding accounting and/or auditing matters are received, they may be forwarded by our Corporate Secretary to the Audit Committee for review.
Policy Governing Director Attendance at Annual Meetings of Stockholders
We have no formal policy regarding attendance by our directors at annual stockholders meetings, although we encourage such attendance and anticipate most of our directors will attend these meetings. Our directors did not attend our 2017 annual meeting of stockholders.
During the year ended December 31, 2017, there were 14 meetings of our Board of Directors (and one action by written consent), seven meetings of the Audit Committee, and three meetings of the Compensation Committee and one meeting of the Nominating Committee. Our non-management directors hold meetings separate from management at least twice per year. All of our current directors attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees of the Board of Directors on which they served.
Compensation of Directors
The following table sets forth information with respect to compensation of our non-employee directors during fiscal year 2017. The fees to our current directors were paid by Protalix Ltd.
Name	Fees Earned or Paid in Cash ($)	Option Award(s) ($)	Total ($)
Shlomo Yanai	200,000	3,076	203,076
Zeev Bronfeld	80,000		80,000
Amos Bar Shalev	80,000		80,000
Yodfat Harel Buchris	80,000		80,000
Aharon Schwartz, Ph.D.	40,000		40,000
Directors’ fees paid to each of Zeev Bronfeld and Yodfat Harel Buchris are paid to the applicable director’s employer in accordance with arrangements between the director and the employer.

Compensation Committee Interlocks and Insider Participation
Our Compensation Committee currently consists of Messrs. Bar Shalev and Bronfeld and Ms. Harel Buchris. No member of our Compensation Committee or any executive officer of our Company or of Protalix Ltd. has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity. No Compensation Committee member is or was an officer or employee of ours or of Protalix Ltd. Further, none of our executive officers serves on the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

MANAGEMENT
Our current executive officers who are not nominees for election to the Board of Directors at the annual meeting, their ages and positions are as follows:
Name	Age	Position
Yoseph Shaaltiel, Ph.D.	64	Executive VP, Research and Development
Einat Brill Almon, Ph.D.	58	Senior Vice President, Product Development
Yossi Maimon, CPA	47	Vice President, Chief Financial Officer, Treasurer and Secretary
Tzvi Palash	61	Chief Operating Officer
Yoseph Shaaltiel, Ph.D.   Dr. Shaaltiel founded Protalix Ltd. in 1993 and has served as our Executive Vice President, Research and Development since December 2006. From 2006 through 2014, he served on our Board of Directors. Prior to establishing Protalix Ltd., from 1988 to 1993, Dr. Shaaltiel was a Research Associate at the MIGAL Technological Center. He also served as Deputy Head of the Biology Department of the Biological and Chemical Center of the Israeli Defense Forces and as a Biochemist at Makor Chemicals Ltd. Dr. Shaaltiel was a Postdoctoral Fellow at the University of California at Berkeley and at Rutgers University in New Jersey. He has co-authored over 40 articles and abstracts on plant biochemistry and holds several patents. Dr. Shaaltiel received his Ph.D. in Plant Biochemistry from the Weizmann Institute of Science, an M.Sc. in Biochemistry from the Hebrew University and a B.Sc. in Biology from the Ben Gurion University.
Einat Brill Almon, Ph.D.   Dr. Almon joined Protalix Ltd. in December 2004, originally as a Senior Director and later as a Vice President and then Senior Vice President, Product Development, and became our Senior Vice President, Product Development in 2006. Dr. Almon has many years of experience in the management of life science projects and companies, including biotechnology and agrobiotech, with direct experience in clinical, device and scientific software development, as well as a strong background and work experience in intellectual property. Prior to joining Protalix Ltd., from 2001 to 2004, she served as Director of R&D and IP of Medgenics Medical (Israel) Ltd. (formerly, Biogenics Ltd.), a company that developed an autologous platform for tissue-based protein drug delivery. Medgenics Medical, based in Israel, is a wholly-owned subsidiary of Aevi Genomic Medicine, Inc. (NASDAQ:GNMX) (formerly, Medgenics Inc.). Dr. Almon has trained as a biotechnology patent agent at leading IP firms in Israel. Dr. Almon holds a Ph.D. and an M.Sc. in molecular biology of cancer research from the Weizmann Institute of Science, a B.Sc. from the Hebrew University and has carried out Post-Doctoral research at the Hebrew University in the area of plant molecular biology.
Yossi Maimon, CPA.   Mr. Maimon joined Protalix Ltd. in October 2006 as its Chief Financial Officer and became our Vice President and Chief Financial Officer in 2006. Prior to joining Protalix, from 2002 to 2006, he served as the Chief Financial Officer of Colbar LifeScience Ltd., or Colbar, a biomaterial company focusing on aesthetics, where he led all of the corporate finance activities, fund raisings and legal aspects of Colbar including the sale of Colbar to Johnson and Johnson (NYSE:JNJ). Mr. Maimon has a B.A. in accounting from the City University of New York and an MBA from Tel Aviv University, and he is a Certified Public Accountant in the United States (New York State) and Israel.
Tzvi Palash.   Mr. Palash has served as our Chief Operating Officer since September 2010. Prior to joining our Company, from 2006 through 2010, Mr. Palash served as a General Manager of ColBar. In that position, Mr. Palash served as a member of the Global Aesthetic Management Team at the Consumer Group of Johnson & Johnson (NYSE:JNJ). Prior to that, from 2001 through 2006, Mr. Palash served as the Vice President, Operations of ColBar, and he has served in different positions at Teva (NASDAQ:TEVA, TASE:TEVA). Mr. Palash has an M.Sc. in Biochemistry from the Hebrew University and a B.Sc. in Biology from the Tel Aviv University.
Family Relationships
There are no family relationships among directors or executive officers of our Company.

Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that includes provisions ranging from restrictions on gifts to conflicts of interest. All of our employees and directors are bound by this Code of Business Conduct and Ethics. Violations of our Code of Business Conduct and Ethics may be reported to the Audit Committee.
The Code of Business Conduct and Ethics includes provisions applicable to all of our employees, including senior financial officers and members of our Board of Directors and is posted on our website (www.protalix.com). We intend to post amendments to or waivers from any such Code of Business Conduct and Ethics.
Compensation Discussion and Analysis
The primary goals of the Compensation Committee of our Board of Directors with respect to executive compensation are to attract and retain the most talented and dedicated executives possible, to tie annual and long-term cash and stock incentives to achievement of specified performance objectives, and to align executives’ incentives with stockholder value creation. To achieve these goals, the Compensation Committee implements and maintains compensation plans that tie a portion of executives’ overall compensation to key strategic goals such as developments in our clinical path, the establishment of key strategic collaborations, the build-up of our pipeline and the strengthening of our financial position. The Compensation Committee evaluates individual executive performance with a goal of setting compensation at levels the committee believes are comparable with executives in other companies of similar size and stage of development operating in the biotechnology industry while taking into account our relative performance and our own strategic goals.
Elements of Compensation
Executive compensation consists of following elements:
Base Salary.   Base salaries for our executives are established based on the scope of their responsibilities taking into account competitive market compensation paid by other companies for similar positions. Generally, we believe that executive base salaries should be targeted near the median of the range of salaries for executives in similar positions with similar responsibilities at comparable companies. The Compensation Committee convenes, from time to time to evaluate present and future executive compensation, which evaluation generally includes an evaluation of the peer group considered in analyzing executive compensation. The Compensation Committee intends to continue reviewing and revising the peer group periodically to ensure that it continues to reflect companies similar to our Company in size and development stage. The Compensation Committee also reviews executive compensation reports and an analysis of publicly-traded biotechnology companies prepared by third party experts from a well-known consulting firm for additional data and other information regarding executive compensation for comparative purposes.
Base salaries are usually reviewed annually, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. The base salaries of each of our President and Chief Executive Officer, our Executive Vice President, Research and Development, our Senior Vice President, Product Development, our Vice President and Chief Financial Officer and our Chief Operating Officer, who we refer to collectively as the “Named Executive Officers,” are discussed herein. In March 2016, our Board of Directors adopted certain recommendations of the Compensation Committee regarding the compensation of our Named Executive Officers with no change in the base salary component, as discussed below.
Annual Bonus.   The Compensation Committee has the authority to award discretionary annual bonuses to our executive officers. The discretionary annual bonus awards were intended to compensate officers for achieving financial, clinical, regulatory and operational goals and for achieving individual annual performance objectives. For any given year, the compensation objectives vary, but relate generally to strategic factors such as developments in our clinical path, the execution of a license agreement for the commercialization of product candidates, the establishment of key strategic collaborations, the build-up of our pipeline and financial factors such as capital raising. Bonuses are awarded generally based on corporate performance, with adjustments made within a range for individual performance, at the discretion of the Compensation Committee. The Compensation Committee determines, on a discretionary basis, the size of the entire bonus pool and the amount of the actual award to each Named Executive Officer.
The Compensation Committee selects, in its discretion, the executive officers of our Company or our subsidiary who are eligible to receive bonuses for any given year. Any bonus granted by the Compensation Committee will generally be paid upon the achievement of a specific milestone, subject to certain terms and conditions. The Compensation Committee has not fixed a minimum or maximum award for any executive officer’s annual discretionary bonus. Each of our executive officers is eligible for a discretionary annual bonus under his or her employment agreement.
Performance Bonus.   In March 2016, the Compensation Committee adopted a new performance-based bonus plan for the Named Executive Officers and other members of our management. The new bonus plan is designed to provide cash bonuses over a three-year period based on our Company’s achievement of what we consider to be major milestones. The amounts payable to each person for each milestone were determined after consideration of both personal and Company objectives and are based on a multiple of the person’s monthly salary. Such multiples range from a maximum of 12 months to a minimum of one-half a month. Each bonus is payable upon the achievement of the applicable milestone, subject to certain terms and conditions. The bonus plan is summarized as follows:
Milestone	Moshe Manor	Yoseph Shaaltiel, Ph.D.	Einat Brill Almon, Ph.D.	Yossi Maimon	Tzvi Palash
Clinical Development Milestone for Certain Product Candidate	$108,000	$42,000	$72,000 to $108,000	$36,000	$34,000
Regulatory Development Milestone for Same Product Candidate	$108,000 to $216,000	$84,000 to $168,000	$108,000 to $216,000	$36,000 to $54,000	$34,000 to $68,000
Clinical Development Milestone for Certain Product Candidate	$54,000	$10,500	$27,000 to $54,000	$9,000	$8,500
Clinical Development Milestone for Certain other Product Candidate	$54,000	$10,500	$27,000 to $54,000	$9,000	$8,500
General Regulatory Milestone	$102,000	$42,000	$36,000	$18,000	$102,000
Substantial Transaction involving a Certain Product Candidate	$128,000	$21,000	$18,000	$115,000 to $141,000	$17,000
Substantial Transaction involving other Product Candidate	$112,000	$10,500	$9,000	$49,000 to $60,000	$8,500
Corporate Finance Milestones	$216,000			$197,000 to $242,000
Early-Stage Clinical Milestones	$72,000	$252,000	$72,000	$36,000	$68,000
Options and Share-Based Compensation.   Our amended 2006 Stock Incentive Plan authorizes us to grant options to purchase shares of common stock, restricted stock and other securities to our employees, directors and consultants. Our Compensation Committee is the administrator of the stock incentive plan. Stock option or other grants are generally made at the commencement of employment and following a significant change in job responsibilities or to meet other special retention or performance objectives. The Compensation Committee reviews and approves stock option and other awards to executive officers based upon a review of competitive compensation data, its assessment of individual performance, a review of each executive’s existing long-term incentives, and retention considerations. The exercise price of stock options granted under our amended 2006 Stock Incentive Plan must be equal to at least 100% of the fair market value of our common stock on the date of grant; however, in certain circumstances, grants may be made at a lower price to Israeli grantees who are residents of the State of Israel.

Severance and Change in Control Benefits.   The Compensation Committee granted the following payments that would be payable in connection with a change of control: $1 million to Moshe Manor and $400,000 to each of Yoseph Shaaltiel, Ph.D., Einat Brill Almon, Ph.D., Yossi Maimon and Tzvi Palash. Such payments are subject to certain terms and conditions. In addition to the foregoing, pursuant to the employment agreements entered into with each of our executive officers, the executive officer is entitled to be insured by Protalix Ltd. under a Manager’s Policy in lieu of severance. The intention of such Manager’s Policies is to provide the Israel-based officers with severance protection of one month’s salary for each year of employment. In addition, the stock options and restricted stock granted to each of our Named Executive Officers provide that all of such instruments are subject to accelerated vesting immediately upon a change in control of our Company.
Other Compensation.   Consistent with our compensation philosophy, we intend to continue to maintain our current benefits for our executive officers; however, the Compensation Committee in its discretion may revise, amend, or add to the officer’s executive benefits if it deems it advisable. As an additional benefit to all of our Israel-based Named Executive Officers and for most of our employees, we generally contribute to certain funds amounts equaling a total of approximately 15% of their gross salaries for certain pension and other savings plans for the benefit of the Named Executive Officers. In addition, in accordance with customary practice in Israel, our Israel-based executives’ agreements require us to contribute towards their vocational studies, and to provide annual recreational allowances, a Company car and a Company phone. We believe these benefits are currently equivalent with median competitive levels for comparable companies.
Executive Compensation.   We refer to the “Summary Compensation Table” set forth below for information regarding the compensation earned during the fiscal year ended December 31, 2017 by: our President and Chief Executive Officer, our Executive Vice President, Research and Development, our Senior Vice President, Product Development, our Vice President and Chief Financial Officer and our Chief Operating Officer, who we refer to collectively as the “Named Executive Officers.”
Compensation Committee Report
The above report of the Compensation Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing by us under the Securities Act of 1933 or the Exchange Act.
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth below with our management. Based on this review and discussion, the Compensation Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in our Annual Report on Form 10–K and our annual proxy statement on Schedule 14A.
Respectfully submitted on February 19, 2018, by the members of the Compensation Committee of the Board of Directors.
Amos Bar Shalev
Zeev Bronfeld
Yodfat Harel Buchris

Summary Compensation Table
The following table sets forth a summary for the fiscal years ended December 31, 2017, 2016 and 2015, respectively, of the cash and non-cash compensation awarded, paid or accrued by us or Protalix Ltd. to our President and Chief Executive Officer, our Executive Vice President, Research and Development, our Senior Vice President, Product Development, our Vice President and Chief Financial Officer and our Chief Operating Officer, who we refer to collectively as the “Named Executive Officers.” There were no restricted stock awards, long-term incentive plan payouts or other compensation paid during fiscal years 2017, 2016 and 2015 by us or Protalix Ltd. to the Named Executive Officers, except as set forth below. All of the Named Executive Officers are employees of our subsidiary, Protalix Ltd. All currency amounts are expressed in U.S. dollars.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Award(s) ($)	Option Award(s) ($)	All Other Compensation ($)(1)	Total ($)
Moshe Manor President and Chief Executive Officer	2017	355,290	374,000	—	103,354	105,056	937,700
	2016	333,058	—	—	250,299	98,925	682,282
	2015	334,708	—	—	427,864	95,823	858,395
Yoseph Shaaltiel, Ph.D. Executive Vice President, Research and Development	2017	288,326	62,176		41,454	80,786	472,742
	2016	270,248	—	18,211	103,279	73,325	465,063
	2015	271,730	85,000	110,244	112,497	74,058	653,529
Einat Brill Almon, Ph.D. Senior Vice President, Product Development	2017	249,243	157,508		37,686	74,798	519,235
	2016	233,486	—	16,043	93,890	66,822	410,241
	2015	234,899	117,500	97,120	102,215	62,362	614,096
Yossi Maimon, CPA Vice President, Chief Financial Officer	2017	282,197	363,647		37,686	75,448	758,978
	2016	264,696	—	16,043	93,890	70,153	444,782
	2015	266,776	246,009	97,120	102,215	68,398	780,518
Tzvi Palash Chief Operating Officer	2017	220,817	117,000		18,843	76,094	432,754
	2016	206,828	—	8,845	46,945	74,016	336,634
	2015	208,106	60,000	53,547	49,141	71,192	441,986

(1)
Includes employer contributions to pension and/or insurance plans and other miscellaneous payments.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information with respect to the Named Executive Officers concerning equity awards as of December 31, 2017.
	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Moshe Manor	731,250	168,750	2.37	9/29/2024
Yoseph Shaaltiel	263,728		5.00	2/07/2018
	50,000	—	2.65	2/25/2019
	145,000	—	6.90	2/25/2020
	257,812	17,188	1.72	3/23/2025
Einat Brill Almon	311,272		5.00	2/07/2018
	130,000	—	6.90	2/25/2020
	234,375	15,625	1.72	3/23/2025
Yossi Maimon	175,000		5.00	2/07/2018
	130,000		6.90	2/25/2020
	234,375	15,625	1.72	3/23/2025
Tzvi Palash	160,000		7.55	8/29/2020
	117,187	7,813	1.72	3/23/2025
Potential Payments upon Termination or Change-in-Control/Corporate Transaction
Each of our Named Executive Officers (while they remain employed by our Company) is entitled to be insured by Protalix Ltd. under a Manager’s Policy in lieu of severance upon termination. The intention of such Manager’s Policies is to provide our officers with severance protection of one month’s salary for each year of employment. The following payments would be payable in connection with a change of control of our Company: $1 million to Moshe Manor and $400,000 to each of Yoseph Shaaltiel, Ph.D., Einat Brill Almon, Ph.D., Yossi Maimon and Tzvi Palash, subject to certain terms and conditions. In addition to the foregoing, the vesting periods of outstanding options and restricted stock held by our Named Executive Officers are accelerated upon a change of control. Had we experienced a change in control/corporate transaction on December 31, 2017, the value of the acceleration of the vesting period of our Named Executive Officers were above the market value of our common stock and, accordingly, the value of the acceleration of the stock options held by each of them as of such date would be zero. In addition, all of the restricted stock held by the Named Executive Officers had vested by their terms prior to said date.
Employment Arrangements
Moshe Manor.   Pursuant to Mr. Manor’s employment agreement, his current monthly base salary is NIS 95,000 and Mr. Manor is entitled to an annual discretionary bonus subject to the sole discretion of our Board of Directors. The Board of Directors shall determine the bonus on the basis of agreed-upon annual objectives which shall include both measurable and strategic parameters. The monthly salary is subject to cost of living adjustments from time to time as may be required by law. The Board of Directors also granted to Mr. Manor options to purchase 900,000 shares of our common stock at an exercise price equal to $2.37 per share, the closing sales price of the common stock on the NYSE American for the last trading day immediately preceding the effective date of the grant. The options vest over four years on a quarterly basis in 16 equal increments, subject to certain conditions. Vesting of the options will be accelerated in full upon a Corporate Transaction or a Change in Control, as those terms are defined in our 2006 Stock Incentive Plan, as amended. Mr. Manor’s employment agreement is terminable by our Company on 90 days written notice for any reason during the first year of the agreement’s term and on 180 days written notice thereafter. Mr. Manor may terminate the agreement on 90 days written notice for any reason during its term. We may terminate the Agreement for cause without notice. Mr. Manor is entitled to be insured by the Company under a Manager’s Policy in lieu of severance, Company contributions towards vocational studies, annual recreational allowances, a Company car and a Company phone. Mr. Manor is entitled to 25 working days of vacation.
Yoseph Shaaltiel, Ph.D.   Pursuant to Dr. Shaaltiel’s employment agreement, his current monthly base salary is NIS 80,750 per month. The employment agreement is terminable by our Company on 90 days’ written notice for any reason and we may terminate the agreement for cause without notice. In addition, vesting of all of Dr. Shaaltiel’s options and restricted shares will be accelerated in full upon a Corporate Transaction or a Change in Control, as those terms are defined in our 2006 Stock Incentive Plan, as amended. Dr. Shaaltiel is entitled to be insured by Protalix Ltd. under a Manager’s Policy in lieu of severance, Company contributions towards vocational studies, annual recreational allowances, a Company car and a Company phone. Dr. Shaaltiel is entitled to 29 working days of vacation.
Einat Brill Almon, Ph.D.   Pursuant to Dr. Almon’s employment agreement, her current monthly base salary is NIS 69,825 per month. She is also entitled to certain specified bonuses in the event that Protalix achieves certain specified clinical development milestones within specified timelines. In addition, vesting of all of Dr. Brill Almon’s options and restricted shares will be accelerated in full upon a Corporate Transaction or a Change in Control, as those terms are defined in our 2006 Stock Incentive Plan, as amended. The employment agreement is terminable by either party on 60 days’ written notice for any reason and we may terminate the agreement for cause without notice. Dr. Brill Almon is entitled to be insured by Protalix Ltd. under a Manager’s Policy in lieu of severance, Company contributions towards vocational studies, annual recreational allowances, a Company car and a Company phone at up to NIS 1,000 per month. Dr. Brill Almon is entitled to 29 working days of vacation.
Yossi Maimon, CPA.   Pursuant to Mr. Maimon’s employment agreement, his current monthly base salary is NIS 69,825 and Mr. Maimon is entitled to an annual discretionary bonus and additional discretionary bonuses in the event Protalix achieves significant financial milestones, subject to the Board’s sole discretion. The monthly salary is subject to cost of living adjustments from time to time. In addition, vesting of all of Mr. Maimon’s options and restricted shares will be accelerated in full upon a Corporate Transaction or a Change in Control, as those terms are defined in our 2006 Stock Incentive Plan, as amended. The employment agreement is terminable by either party on 60 days’ written notice for any reason and we may terminate the agreement for cause without notice. Mr. Maimon is entitled to be insured by Protalix Ltd. under a Manager’s Policy in lieu of severance, Company contributions towards vocational studies, annual recreational allowances, a Company car and a Company phone. Mr. Maimon is entitled to 29 working days of vacation.
Tzvi Palash.   Pursuant to Mr. Palash’s employment agreement, his current monthly base salary is NIS 65,550 and Mr. Palash is entitled to an annual discretionary bonus for performance subject to the sole discretion of our compensation committee. The monthly salary is subject to cost of living adjustments from time to time as may be required by law. In addition, vesting of all of Mr. Palash’s options and restricted shares will be accelerated in full upon a Corporate Transaction or a Change in Control, as those terms are defined in our 2006 Stock Incentive Plan, as amended. The employment agreement is terminable by either party on 60 days’ written notice for any reason and we may terminate the agreement for cause without notice. Mr. Palash is entitled to be insured by Protalix Ltd. under a Manager’s Policy in lieu of severance, Company contributions towards vocational studies, annual recreational allowances, a Company car, a Company phone, a Company laptop and lodging accommodations in the Carmiel area. Mr. Palash is entitled to 29 working days of vacation.

Pay Ratio Disclosure
In August 2015 pursuant to a mandate of The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), the SEC adopted a rule requiring annual disclosure of the ratio of the median employee’s annual total compensation to the total annual compensation of the principal executive officer (“PEO”). Mr. Manor is our PEO. The purpose of the new required disclosure is to provide a measure of the equitability of pay within our Company. We believe our compensation philosophy and process yield an equitable result and is presenting such information in advance of the required disclosure date as follows:
Median Employee total annual compensation	$48,180
PEO total annual compensation	$937,700
Ratio of PEO to Median Employee Compensation	19.5:1.0
In determining the median employee, we prepared a list of all our employees as of December 31, 2017. Employees on leave of absence were excluded from the list and wages and salaries were annualized for those employees that were not employed for the full year ended December 31, 2017. The median amount was selected from the annualized list. As of December 31, 2017, we employed 190 persons.
Amended 2006 Stock Incentive Plan
Our Board of Directors and our stockholders approved our 2006 Stock Incentive Plan on December 14, 2006. Our stockholders approved an amendment to the plan on June 17, 2012 and subsequently on November 10, 2014. Of the 13,841,655 shares reserved for issuance under the plan, as amended, as of December 31, 2017, there are outstanding options to purchase 4,929,617 shares of our common stock in the aggregate, subject to adjustment for a stock split or any future stock dividend or other similar change in our common stock or our capital structure. As of December 31, 2017, options to acquire 2,554,075 shares of common stock remain available for grant under the amended 2006 Stock Incentive Plan.
Our amended 2006 Stock Incentive Plan provides for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights and dividend equivalent rights, collectively referred to as “awards.” Stock options granted under the amended 2006 Stock Incentive Plan may be either incentive stock options under the provisions of Section 422 of the Internal Revenue Code, or non-qualified stock options. Incentive stock options may be granted only to employees. Awards other than incentive stock options may be granted to employees, directors and consultants. Shares issued in connection with awards other than options or stock appreciation rights shall count as one and one-half  (1.5) shares for each share issued for purposes of the number of shares authorized for issuance under the plan.
The amended 2006 Stock Incentive Plan is also designed to comply with the provisions of the Israeli Income Tax Ordinance New Version, 1961 (including as amended pursuant to Amendment 132 thereto) (the “tax ordinance”) and is intended to enable us to grant awards to grantees who are Israeli residents as follows: (i) awards to employees pursuant to Section 102 of the tax ordinance; and (ii) awards to non-employees pursuant to Section 3(I) of the tax ordinance. For this purpose, “employee” refers only to employees, office holders and directors of our Company or a related entity excluding those who are considered “Controlling Stockholders” pursuant to, or otherwise excluded by, the tax ordinance. In accordance with the terms and conditions imposed by the Tax Ordinance, grantees who receive awards under the amended 2006 Stock Incentive Plan may be afforded certain tax benefits in Israel as described below.
Our Board of Directors or the Compensation Committee, referred to as the “plan administrator,” will administer our amended 2006 Stock Incentive Plan, including selecting the grantees, determining the number of shares to be subject to each award, determining the exercise or purchase price of each award, and determining the vesting and exercise periods of each award.
The exercise price of stock options granted under the 2006 Stock Incentive Plan must be equal to at least 100% of the fair market value of our common stock on the date of grant; however, in certain circumstances, grants may be made at a lower price to Israeli grantees who are residents of the State of

Israel. If, however, incentive stock options are granted to an employee who owns stock possessing more than 10% of the voting power of all classes of our stock or the stock of any parent or subsidiary of our Company, the exercise price of any incentive stock option granted must equal at least 110% of the fair market value on the grant date and the maximum term of these incentive stock options must not exceed five years. The maximum term of all other awards must not exceed 10 years (or five years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of the voting power of all classes of our stock or the stock of any parent or subsidiary of our Company). The plan administrator will determine the exercise or purchase price (if any) of all other awards granted under the amended 2006 Stock Incentive Plan.
Under the amended 2006 Stock Incentive Plan, incentive stock options and options to Israeli grantees may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the participant only by the participant. Other awards shall be transferable by will or by the laws of descent or distribution and to the extent and in the manner authorized by the plan administrator by gift or pursuant to a domestic relations order to members of the participant’s immediate family. The amended 2006 Stock Incentive Plan permits the designation of beneficiaries by holders of awards, including incentive stock options.
If the service of a participant in the amended 2006 Stock Incentive Plan is terminated for any reason other than cause, the participant may exercise awards that were vested as of the termination date for a period ending upon the earlier of 12 months from the date of termination (or such shorter or longer period set forth in the award agreement) or the expiration date of the awards unless otherwise determined by the plan administrator. If the service of a participant in the amended 2006 Stock Incentive Plan is terminated for cause, the participant may exercise awards that were vested as of the termination date for a period ending upon the earlier of 14 days from the date of termination (or such shorter or longer period set forth in the award agreement) or the expiration date of the awards unless otherwise determined by the plan administrator.
In the event of a corporate transaction, all awards will terminate unless assumed by the successor corporation. Unless otherwise provided in a participant’s award agreement, in the event of a corporate transaction and with respect to the portion of each award that is assumed or replaced, then such portion will automatically become fully vested and exercisable immediately upon termination of a participant’s service if the participant is terminated by the successor company or us without cause within 12 months after the corporate transaction. With respect to the portion of each award that is not assumed or replaced, such portion will automatically become fully vested and exercisable immediately prior to the effective date of the corporate transaction so long as the participant’s service has not been terminated prior to such date.
In the event of a change in control, except as otherwise provided in a participant’s award agreement, following a change in control (other than a change in control that also is a corporate transaction) and upon the termination of a participant’s service without cause within 12 months after a change in control, each award of such participant that is outstanding at such time will automatically become fully vested and exercisable immediately upon the participant’s termination. In addition, the stock options and shares of restricted stock issued to each of our Named Executive Officers are subject to accelerated vesting immediately upon a corporate transaction or a change in control of our Company, as defined in our amended 2006 Stock Incentive Plan.
Under our amended 2006 Stock Incentive Plan, a corporate transaction is generally defined as:
•
a merger or consolidation in which we are not the surviving entity, except for the principal purpose of changing our Company’s state of incorporation;

•
the sale, transfer or other disposition of all or substantially all of our assets;

•
the complete liquidation or dissolution of our Company;

•
any reverse merger in which we are the surviving entity but our shares of common stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or in which securities possessing more than forty percent (40%) of the total combined voting power of our outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

•
acquisition in a single or series of related transactions by any person or related group of persons of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities but excluding any such transaction or series of related transactions that the plan administrator determines not to be a corporate transaction (provided however that the plan administrator shall have no discretion in connection with a corporate transaction for the purchase of all or substantially all of our shares unless the principal purpose of such transaction is changing our Company’s state of incorporation).

Under our amended 2006 Stock Incentive Plan, a change of control is defined as:
•
the direct or indirect acquisition by any person or related group of persons of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities pursuant to a tender or exchange offer made directly to our stockholders and which a majority of the members of our board (who have generally been on our board for at least 12 months) who are not affiliates or associates of the offeror do not recommend stockholders accept the offer; or

•
a change in the composition of our board over a period of 12 months or less, such that a majority of our board members ceases, by reason of one or more contested elections for board membership, to be comprised of individuals who were previously directors of our Company.

Unless terminated sooner, the amended 2006 Stock Incentive Plan will automatically terminate on December 31, 2020. Our Board of Directors has the authority to amend, suspend or terminate our amended 2006 Stock Incentive Plan. No amendment, suspension or termination of the amended 2006 Stock Incentive Plan shall adversely affect any rights under awards already granted to a participant. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Internal Revenue Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein (including the Tax Ordinance), we shall obtain stockholder approval of any such amendment to the 2006 Stock Incentive Plan in such a manner and to such a degree as required.
Impact of Israeli Tax Law
The awards granted to employees pursuant to Section 102 of the Tax Ordinance under the amended 2006 Stock Incentive Plan may be designated by us as approved options under the capital gains alternative, or as approved options under the ordinary income tax alternative.
To qualify for these benefits, certain requirements must be met, including registration of the options in the name of a trustee. Each option, and any shares of common stock acquired upon the exercise of the option, must be held by the trustee for a period commencing on the date of grant and deposit into trust with the trustee and ending 24 months thereafter.
Under the terms of the capital gains alternative, we may not deduct expenses pertaining to the options for tax purposes.
Under the amended 2006 Stock Incentive Plan, we may also grant to employees options pursuant to Section 102(c) of the Tax Ordinance that are not required to be held in trust by a trustee. This alternative, while facilitating immediate exercise of vested options and sale of the underlying shares, will subject the optionee to the marginal income tax rate of up to 50% as well as payments to the National Insurance Institute and health tax on the date of the sale of the shares or options. Under the 2006 Stock Incentive Plan, we may also grant to non-employees options pursuant to Section 3(I) of the Tax Ordinance. Under that section, the income tax on the benefit arising to the optionee upon the exercise of options and the issuance of common stock is generally due at the time of exercise of the options.
These options shall be further subject to the terms of the tax ruling that has been obtained by Protalix Ltd. from the Israeli tax authorities in connection with the merger. Under the tax ruling, the options issued by us in connection with the assumption of Section 102 options previously issued by Protalix Ltd. under the capital gains alternative shall be issued to a trustee, shall be designated under the capital gains alternative and the issuance date of the original options shall be deemed the issuance date for the assumed options for the calculation of the respective holding period.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
All related party transactions are reviewed and approved by the Audit Committee, as required by the Audit Committee Charter.
AUDIT COMMITTEE REPORT
The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.
The Audit Committee of our Board of Directors operates under a written charter adopted by our Board of Directors, and currently consists of Amos Bar Shalev, Zeev Bronfeld and Yodfat Harel Buchris. As described more fully in its charter, the Audit Committee provides oversight of the quality and integrity of our consolidated financial statements, internal controls and financial reporting process, and our process to manage business and financial risks and compliance with legal, ethical and regulatory requirements. In addition, the Audit Committee interacts directly with and evaluates the qualifications, independence and performance of the independent auditors, Kesselman & Kesselman, and is responsible for the appointment, compensation, retention and oversight of the work of the auditors.
Management is responsible for the preparation, presentation and integrity of the consolidated financial statements, and evaluation of and assessment of the effectiveness of our internal control over financial reporting. The independent auditors are responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board. The Audit Committee’s responsibility is to monitor and oversee these processes.
The Audit Committee has reviewed and discussed the audited consolidated financial statements with our Board of Directors and management. Management has represented to the audit committee that our consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee discussed with Kesselman & Kesselman the matters required to be discussed by Statement of Auditing Standards No. 61, Communications with Audit Committees. In addition, the independent auditors provided the Audit Committee with the written disclosures and letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee has discussed with Kesselman & Kesselman that firm’s independence from our Company.
Based on the review and discussions of the audited consolidated financial statements and discussions with management and Kesselman & Kesselman, the Audit Committee recommended to Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for filing with the SEC.
Respectfully submitted,
Amos Bar Shalev
Zeev Bronfeld
Yodfat Harel Buchris
Our Board of Directors recommends that stockholders vote “FOR” the election or re-election of all director nominees named in this “Proposal 1: Election of Directors.”

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Dodd-Frank Act added Section 14A to the Exchange Act. The Dodd-Frank Act requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of the our Named Executive Officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.
We believe that the executive compensation program for the named executive officers, as described in “Compensation Discussion and Analysis,” is based on a pay-for-performance culture and seeks to align the interests of our named executive officers with the interests of our stockholders. We believe that our compensation programs are designed to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder return, while at the same time creating a culture that focuses executives on prudent risk management and appropriately rewards them for performance. Our executive compensation program is also designed to be competitive with our peer companies, and seeks to enable us to attract and retain the best possible executive talent.
We also believe that the extensive disclosure of compensation information provided in this proxy statement provides our stockholders the information they need to make an informed decision as they weigh the pay of the named executive officers in relation to our performance. This “Say-on-Pay” proposal gives you the stockholder the opportunity to endorse or not endorse the compensation we paid to the named executive officers through the resolution set forth below.
“RESOLVED, that the compensation paid to the named executive officers of Protalix BioTherapeutics, Inc., as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion included in this proxy statement, is hereby APPROVED.”
Because your vote is advisory, it will not be binding upon our Company, our Board of Directors or the Compensation Committee. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. Our Company, our Board of Directors, and the Compensation Committee will consider the outcome of the vote when evaluating future executive compensation arrangements for our named executive officers.
This proposal is provided as required pursuant to Rule 14a-21(a) of the Exchange Act.
Our Board of Directors recommends that stockholders vote “FOR” the approval of the executive compensation as disclosed in this proxy statement and as described in this “Proposal 2: Advisory Vote on Executive Compensation.”

PROPOSAL 3: AMENDMENTS TO THE PROTALIX BIOTHERAPEUTICS, INC.
2006 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF
AUTHORIZED SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER
THE PLAN AND TO AMEND CERTAIN OTHER TERMS OF THE PLAN
General
We are asking our stockholders to approve an amendment to our amended 2006 Stock Incentive Plan, or the Existing Plan and, as amended, the Plan, so that we can continue to use the Plan in order to attract and retain key talent, encourage stock ownership by our employees, non-employee directors and consultants, better align with governance best practices. Our Board of Directors unanimously approved the proposed amendment to the Plan, subject to approval of our stockholders at the Annual Meeting. Approval of the Plan requires the affirmative vote of the record holders of a majority of the outstanding shares of our common stock that are present in person or by proxy at the Annual Meeting and entitled to vote on this matter.
Primary Changes
As part of the proposed amendments to the Plan, we propose to:
•
Increase the number of shares of common stock reserved for issuance under the Plan by 10,000,000 shares to 23,841,655 shares; and

•
Extend the Plan term from December 31, 2020 to December 31, 2028.

We believe strongly that approval of this amendment to the Plan is essential to our success. Our employees are our most valuable asset. Stock options and the other awards permitted under the Plan are vital to our ability to attract and retain outstanding and highly skilled employees, especially in the competitive labor markets in which we operate. These awards also are crucial to our ability to motivate employees to achieve our goals. The proposed terms of the Plan are designed to allow us to continue to attract, retain and motivate people whose skills and performance are critical to our success. We will continue to monitor the environment in which we operate and make changes to our equity compensation program to help us meet our goals, including achieving long-term stockholder value.
Our Board of Directors recommends that stockholders vote “FOR” the adoption of the amendments to the Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan described in this Proposal 3: Amendments to the Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan to Increase the Number of Authorized Shares of Common Stock Reserved for Issuance under the Plan and to Amend Certain other Terms of the Plan.
A general description of the principal terms of the Plan is set forth below. This description is qualified in its entirety by the terms of the Plan, a copy of which is attached hereto as Appendix B.
As of December 31, 2017, approximately 4.9 million stock options were outstanding under the Existing Plan with a weighted average exercise price of approximately $3.59 and a weighted average remaining contractual life of 4.45 years; no other equity awards are outstanding. The outstanding options represent approximately 3.3% of our outstanding shares on an “as exercised” basis. As of December 31, 2017, we had 2,554,075 shares available for issuance under the Existing Plan.
As of February 15, 2018, the fair market value of a share of our common stock was $0.65.

Equity Compensation Plan Information
The following table provides information as of December 31, 2017 with respect to the shares of our common stock that may be issued under our existing equity compensation plan.
	A	B	C
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Stockholders	4,929,617	3.59	2,554,075
Equity Compensation Plans Not Approved by Stockholders	—	—	—
Total	4,929,617	3.59	2,554,075

General Description
Purpose.   The purposes of the Plan are to attract and retain the best available personnel, to provide additional incentives to our officers, directors, employees and consultants through ownership of our common stock, and to promote the success of our business.
Shares Reserved for Issuance under the Plan.    We currently have 13,841,655 shares of common stock reserved for issuance under the Existing Plan. If approved by our stockholders, the total number of shares of common stock reserved for issuance under the Plan will be increased by 10,000,000 shares for a total of 23,841,655 shares. Shares issued in connection with awards other than options or stock appreciation rights shall count as one and one-half  (1.5) shares for each share issued. The number of shares of common stock available under the Plan will be subject to adjustment in the event of a stock split, reverse stock split, stock dividend, combination or reclassification of shares or other similar change in our shares or our capital structure. Any shares of common stock covered by an award (or portion of an award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) are deemed not to have been issued for purposes of determining the maximum aggregate number of shares of common stock which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an award will not be returned to the Plan and will not be available for future issuance under the Plan, except that if unvested shares of common stock are forfeited, or repurchased by us at the lower of their original purchase price or their fair market value (as defined in the Plan) at the time of repurchase, such shares of common stock shall become available for future grant under the Plan. Any shares covered by an award which are surrendered (i) in payment of the award exercise or purchase price (including pursuant to the ‘‘net exercise’’ of an option pursuant to Section 7(b)(v) of the Plan) or (ii) in satisfaction of tax withholding obligations incident to the exercise of an award will not be returned to the Plan and will not be available for future issuance under the Plan. Shares that are covered by the portion of a SAR that is exercised (whether or not shares are actually issued) will be considered issued. Shares that are counted as one and one-half  (1.5) shares upon issuance will be counted as one and one-half  (1.5) shares upon return.
During any calendar year, the maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant is currently 13,841,655 shares. If approved by our stockholders, the maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant in any calendar year will be 23,841,655 shares. The maximum number of shares of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Code that may be awarded to a participant in any calendar year is 23,841,655 shares. The foregoing limitations shall be adjusted proportionately by the plan administrator in the event of a stock split, reverse stock split, stock dividend, combination or reclassification of shares or other similar change in our shares or our capital structure, and its determination shall be final, binding and conclusive.
Administration.    Our Board of Directors or the Compensation Committee, referred to as the “plan administrator,” administers the Plan, including selecting the grantees, determining the number of shares to be subject to each award, determining the exercise or purchase price of each award, and determining the vesting and exercise periods of each award. The Plan is currently being administered by the Compensation Committee. With respect to grants to officers and directors, the Compensation Committee shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Exchange Act.
Terms and Conditions of Awards.   The Amendment provides for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights and dividend equivalent rights, collectively referred to as “awards.” Stock options granted under the Plan may be either incentive stock options under the provisions of Section 422 of the Internal Revenue Code, or non-qualified stock options. Incentive stock options may be granted only to our employees or to employees of our related entities. Awards other than incentive stock options may be granted to our employees, directors and consultants or to employees, consultants and directors of our related entities. Because the Plan provides for broad discretion in selecting which eligible persons will participate and in granting awards, the total number of persons who will actually participate in the Amended Plan and the benefits that will be provided to the participants cannot be determined at this time. As of December 31, 2017, approximately 190 employees (five of whom are current executive officers of the Company), five directors and at least two consultants were eligible for awards under the Plan. To the extent that the aggregate fair market value of the shares subject to options designated as incentive stock options which become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as nonqualified stock options. Each award granted under the Plan shall be designated in an award agreement.
The Plan is also designed to comply with the provisions of the Israeli Income Tax Ordinance New Version, 1961 (including as amended pursuant to Amendment 132 thereto), or the tax ordinance, and is intended to enable us to grant awards to grantees who are Israeli residents as follows: (i) awards to employees pursuant to Section 102 of the tax ordinance; and (ii) awards to non-employees pursuant to Section 3(I) of the tax ordinance. For this purpose, “employee” refers only to employees, office holders and directors of our company or a related entity excluding those who are considered “Controlling Shareholders” pursuant to, or otherwise excluded by, the tax ordinance. In accordance with the terms and conditions imposed by the tax ordinance, grantees who receive awards under the Amendment may be afforded certain tax benefits in Israel as described below.
The exercise price of stock options granted under the Plan must be equal to at least 100% of the fair market value of our common stock on the date of grant. If, however, incentive stock options are granted to an employee who owns stock possessing more than 10% of the voting power of all classes of our stock or the stock of any parent or subsidiary of our company, the exercise price of any incentive stock option granted must equal at least 110% of the fair market value on the grant date and the maximum term of these incentive stock options must not exceed five years. The maximum term of all other awards must not exceed 10 years (or 5 years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of the voting power of all classes of our stock or the stock of any parent or subsidiary of our company). The plan administrator will determine the exercise or purchase price (if any) of all other awards granted under the Plan.
Under the Plan, incentive stock options and options to Israeli grantees may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the participant only by the participant. Other awards shall be transferable by will or by the laws of descent or distribution and, during the lifetime of the participant, to the extent and in the manner authorized by the plan administrator by gift or pursuant to a domestic relations order to members of the participant’s immediate family. The Plan permits the designation of beneficiaries by holders of awards, including incentive stock options.
If the service of a participant in the Plan is terminated for any reason other than cause, the participant may exercise awards that were vested as of the termination date for a period ending upon the earlier of 12 months from the date of termination (or such shorter or longer period set forth in the award agreement) or the expiration date of the awards unless otherwise determined by the plan administrator. If the service of a participant in the Plan is terminated for cause, the participant may exercise awards that were vested as of the termination date for a period ending upon the earlier of 14 days from the date of termination (or such shorter or longer period set forth in the award agreement) or the expiration date of the awards unless otherwise determined by the plan administrator.

Performance Criteria.
Amendment, Suspension and Termination.   The Board may at any time amend, suspend, or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders if such amendment would require stockholder approval under any other applicable law or regulation. Any amendment, suspension or termination of the Plan may not adversely affect the rights of any participant under an outstanding award (unless such participant’s consent is obtained). Notwithstanding the foregoing, the reduction or increase of the exercise price of any stock option or the base appreciation amount of a SAR and the canceling of any stock option or SAR at a time when its exercise price or base appreciation amount exceeds the fair market value of the underlying shares in exchange for another award shall be subject to stockholder approval unless such exchange occurs in connection with a corporate transaction.
Corporate Transaction and Change in Control.   In the event of a corporate transaction, all outstanding awards will terminate unless assumed by the successor corporation. Unless otherwise provided in a participant’s award agreement, in the event of a corporate transaction and with respect to the portion of each award that is assumed or replaced, then such portion will automatically become fully vested and exercisable immediately upon termination of a participant’s service if the participant is terminated by the successor company or us without cause within 12 months after the corporate transaction. With respect to the portion of each award that is not assumed or replaced, such portion of the award will automatically become fully vested and exercisable immediately prior to the effective date of the corporate transaction so long as the participant’s service has not been terminated prior to such date.
In the event of a change in control, except as otherwise provided in a participant’s award agreement, following a change in control (other than a change in control that also is a corporate transaction) and upon the termination of a participant’s service without cause within 12 months after a change in control, each award of such participant that is outstanding at such time will automatically become fully vested and exercisable immediately upon the participant’s termination.
Under the Plan, a corporate transaction is generally defined as:
•
a merger or consolidation in which we are not the surviving entity, except for the principal purpose of changing our Company’s state of incorporation;

•
the sale, transfer or other disposition of all or substantially all of our assets;

•
the complete liquidation or dissolution of our Company;

•
any reverse merger in which we are the surviving entity but our shares of common stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or in which securities possessing more than forty percent (40%) of the total combined voting power of our outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

•
acquisition in a single or series of related transactions by any person or related group of persons (other than by us or by an employee benefit plan sponsored by us) of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities but excluding any such transaction or series of related transactions that the plan administrator determines not to be a corporate transaction (provided however that the plan administrator shall have no discretion in connection with a corporate transaction for the purchase of all or substantially all of our shares unless the principal purpose of such transaction is changing our Company’s state of incorporation).

Under the Plan, a change of control is defined as:
•
the direct or indirect acquisition by any person or related group of persons of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities pursuant to a tender or exchange offer made directly to our stockholders and which a majority of the members of our Board of Directors (who have generally been on our Board of Directors for at least 12 months) who are not affiliates or associates of the offeror do not recommend stockholders accept the offer; or
•
a change in the composition of our Board of Directors over a period of 12 months or less, such that a majority of the members of our Board of Directors ceases, by reason of one or more contested elections for board membership, to be comprised of individuals who were previously directors of our Company.

Amendment, Suspension or Termination of the Plan.    If approved by our stockholders, unless terminated sooner, the Plan will automatically terminate on December 31, 2028. Our Board of Directors has the authority to amend, suspend or terminate the Plan. No amendment, suspension or termination of the Plan shall adversely affect any rights under awards already granted to a participant. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Internal Revenue Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein (including the tax ordinance), we shall obtain stockholder approval of any such amendment to the Plan in such a manner and to such a degree as required.
Certain Federal Tax Consequences
The following summary of the U.S. federal income tax consequences of the Plan transactions is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.
Nonqualified Stock Options.   The grant of a nonqualified stock option under the Plan will not result in any U.S. federal income tax consequences to us or the participant, if a U.S. taxpayer. Upon exercise of a nonqualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares at the time of exercise. This income is subject to withholding for U.S. federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount. Any gain or loss on the participant’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. We do not receive a tax deduction for any such gain.
A nonqualified stock option can be considered deferred compensation and be subject to Section 409A of the Code. A nonqualified stock option that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.
Incentive Stock Options.   The grant of an incentive stock option under the Plan will not result in any U.S. federal income tax consequences to us or the participant, if a U.S. taxpayer. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and we receive no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. We are not entitled to any deduction under these circumstances.
If the participant is a U.S. taxpayer and fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she must recognize ordinary income in the year of the disposition. The amount of ordinary income generally is the lesser of  (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. We are entitled, in the year of the disqualifying disposition, to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the participant’s total compensation is deemed reasonable in amount.
The “spread” under an incentive stock option — i.e., the difference between the fair market value of the shares at exercise and the exercise price — is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the calendar year in which the incentive stock options are exercised. However, such a sale of shares within the year of exercise will constitute a disqualifying disposition, as described above.
Stock Appreciation Rights.   Recipients of stock appreciation rights, or SARs, if U.S. taxpayers, generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for U.S. federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.
A SAR can be considered non-qualified deferred compensation and be subject to Section 409A of the Code. A SAR that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.
Restricted Stock.   The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. We do not receive a tax deduction for any such gain.
Recipients of restricted stock may make an election under Section 83(b) of the Code, or a Section 83(b) Election, to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within 30 days from the time the restricted stock is issued.
Restricted Stock Units.   Recipients of restricted stock units generally should not recognize income until such units are converted into cash or shares. Upon conversion, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such conversion. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the restricted stock units. Participants will recognize gain upon the disposition of any shares received upon conversion of the restricted stock units equal to the excess of  (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.
Restricted stock units also can be considered non-qualified deferred compensation and be subject to Section 409A of the Code. A grant of restricted stock units that is non-qualified deferred compensation but does not meet the requirements of Code Section 409A will result in an additional 20% tax obligation, plus penalties and interest to such recipient.
Dividends and Dividend Equivalents.   Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the individual’s total compensation is deemed reasonable in amount.
Impact of Israeli Tax Law
The awards granted to employees pursuant to Section 102 of the tax ordinance under the Plan may be designated by us as approved options under the capital gains alternative, or as approved options under the ordinary income tax alternative.
To qualify for these benefits, certain requirements must be met, including registration of the options in the name of a trustee. Each option, and any shares of common stock acquired upon the exercise of the option, must be held by the trustee for a period commencing on the date of grant and deposit into trust with the trustee and ending 24 months thereafter.
Under the terms of the capital gains alternative, we may not deduct expenses pertaining to the options for tax purposes.
Under the Plan, we may also grant to employees options pursuant to Section 102(c) of the tax ordinance that are not required to be held in trust by a trustee. This alternative, while facilitating immediate exercise of vested options and sale of the underlying shares, will subject the optionee to the marginal income tax rate of up to 50% as well as payments to the National Insurance Institute and health tax on the date of the sale of the shares or options. Under the 2006 Stock Incentive Plan, we may also grant to non-employees options pursuant to Section 3(I) of the tax ordinance. Under that section, the income tax on the benefit arising to the optionee upon the exercise of options and the issuance of common stock is generally due at the time of exercise of the options.
These options shall be further subject to the terms of the tax ruling that has been obtained by Protalix Ltd. from the Israeli tax authorities in connection with our merger in 2006. Under the tax ruling, the options issued by us in connection with the assumption of Section 102 options previously issued by Protalix Ltd. under the capital gains alternative shall be issued to a trustee, shall be designated under the capital gains alternative and the issuance date of the original options shall be deemed the issuance date for the assumed options for the calculation of the respective holding period.

PROPOSAL 4: AMENDMENT TO INCREASE THE NUMBER OF
AUTHORIZED SHARES OF COMMON STOCK
On December 28, 2017, our Board of Directors authorized and approved an amendment to our Certificate of Incorporation, as amended (“Certificate”), in order to increase the number of authorized shares of our Common Stock from 250,000,000 to 350,000,000 (the “Amendment”). We are not proposing any change to the authorized number of shares of preferred stock. Under the Delaware General Corporation Law, we are required to obtain the affirmative vote of the holders of a majority of our outstanding shares of Common Stock in order to amend the Certificate to increase the number of shares of authorized Common Stock. Our Board of Directors determined that the Amendment is advisable and in the best interest of the Company and our stockholders, and recommends that our stockholders approve the Amendment.
Description of Common Stock
The Certificate currently authorizes the issuance of 250,000,000 shares of Common Stock and 100,000,000 shares of preferred stock, par value $0.0001 per share, for a total of 350,000,000 shares of capital stock. As of February 15, 2018, there were 145,569,955 shares of Common Stock issued and outstanding, and no shares of preferred stock issued and outstanding.
As discussed in this proxy statement under the heading “Amended 2006 Stock Incentive Plan,” we have reserved a number of additional shares of Common Stock for future issuance under our equity compensation plans. As of December 31, 2017, a total of approximately 4.9 million shares of Common Stock are reserved for issuance upon the exercise of outstanding stock options under our 2006 Stock Incentive Plan, as amended, and a total of approximately 2.6 million shares of Common Stock are reserved for issuance in connection with potential future grants of stock options and/or future issuances of shares under the plan. In addition, approximately 81.6 million shares of Common Stock are reserved for issuance upon the conversion of our outstanding convertible notes.
Purpose of the Amendment
Our Board of Directors believes that it is in our best interest, and in the best interest of our stockholders, to increase the number of authorized shares of Common Stock available for future issuance. Absent the increase, we are left with very limited flexibility with respect to the management of our capital structure generally. As approximately 6.9% of our Common Stock remain available for future issuance, as of December 31, 2017, our Board of Directors has determined that increasing the number of authorized shares of Common Stock available for future issuance will provide our Company with greater flexibility in considering and planning our future business needs. Such plans may involve the issuance, from time to time, of additional shares of Common Stock.
If our stockholders do not approve this Proposal 4, we are left with very limited authorized shares of common stock to pursue a variety of business and financial objectives without further action of the stockholders (except when required by applicable law or regulation). As a result, we believe that a delay in securing, or a failure to secure, stockholder approval of this Proposal 4 would seriously jeopardize the financial viability of the Company.
We anticipate that in connection with such increase we will be in a better position to potentially issue additional shares of Common Stock in the future in connection with, among others, one or more of the following:
•
issuances in connection with any partnerships, strategic alliances, collaborations or other similar transactions;

•
issuances in connection with strategic investments;

•
financing transactions, such as public or private offerings;

•
issuances under current and future stock incentive plans;

•
acquisitions;

•
stock dividends;

•
stock splits; and

•
any other proper corporate purpose.

Our Board of Directors evaluates such opportunities, from time to time, and considers different capital structuring alternatives designed to advance our business strategy. If additional authorized shares of Common Stock are available, transactions dependent upon the issuance of additional shares would be less likely to be impeded or undermined by delays and uncertainties occasioned by the need to obtain prior stockholder authorization. Our Board of Directors will have the discretion to issue the shares of Common Stock without further stockholder action, except as may be required for a particular transaction by applicable law or regulation, or the NYSE American Company Guide. As of the date of this Proxy Statement, we have no specific plans, agreements or commitments to issue any shares of Common Stock for which approval of the proposed Amendment is required. Nevertheless, our Board of Directors believes the additional authorized shares will provide us with needed flexibility to issue shares of Common Stock in the future without the potential expense and delay incident to obtaining stockholder approval for a particular issuance. Our Board of Directors believes that a failure to approve this proposed Amendment may restrict our ability to manage our capital needs and may therefore be detrimental to the interests of our stockholders.
Possible Effects of the Amendment
The issuance of additional shares of Common Stock may, among other things, have a dilutive effect on earnings per share and on stockholders’ equity and voting rights. Furthermore, future sales of substantial amounts of our Common Stock, or the perception that these sales might occur, could adversely affect the prevailing market price of our Common Stock or limit our ability to raise additional capital. Stockholders should recognize that, as a result of this proposal, they will own a smaller percentage of shares relative to the total authorized shares of our Company than they presently own.
Neither the Delaware General Corporation Law, the Certificate, nor our Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with this proposal. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.
The text of the proposed Amendment is set forth in Exhibit A attached to this Proxy Statement, and this discussion is qualified in its entirety by reference to Exhibit A. If this proposed Amendment is approved by the stockholders, it will become effective upon filing of a Certificate of Amendment with the Secretary of State of the State of Delaware. We expect to file the Certificate of Amendment promptly upon approval by our stockholders. In accordance with the Delaware General Corporation Law, however, our Board of Directors may elect to abandon the Amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the Amendment.
Our Board of Directors recommends that stockholders vote “FOR” the approval of the Amendment to the Certificate of Incorporation, as amended, to Increase the Number of Authorized Shares of Common Stock from 250,000,000 to 350,000,000 as disclosed in this proxy statement and as described in this “Proposal 4: Amendment to Increase the Number of Authorized Shares of Common Stock.”

PROPOSAL 5: RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Board of Directors, upon the recommendation of its Audit Committee, has ratified the selection of Kesselman & Kesselman to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2018. The Audit Committee of our Board of Directors is solely responsible for selecting our independent public accountants. Although stockholder approval is not required to appoint Kesselman & Kesselman as our independent public accountant firm, we believe that submitting the appointment of Kesselman & Kesselman to our stockholders for ratification is a matter of good corporate governance. If our stockholders do not ratify the appointment, then the appointment may be reconsidered by the Audit Committee. Even if the appointment is ratified, the Audit Committee may engage a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of our Company and our stockholders. The proxy will be voted as specified, and if no specification is made, the proxy will be cast “FOR” this proposal.
During our fiscal year ended December 31, 2017, there were no disagreements with Kesselman & Kesselman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolve to their satisfaction would have caused them to make reference to the subject matter of the disagreements in connection with their opinion.
The Audit Committee will consider whether the provision of any other services by Kesselman & Kesselman is compatible with maintaining the independence of Kesselman & Kesselman. The Audit Committee has concluded that Kesselman & Kesselman is independent.
We expect representatives of Kesselman & Kesselman will be present at the annual meeting and available to answer stockholders questions.
Our Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Kesselman & Kesselman for the fiscal year ending December 31, 2018.
The following table sets forth fees billed to us by our independent registered public accounting firm during the fiscal years ended December 31, 2017 and 2016 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements; (ii) services by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees; (iii) services rendered in connection with tax compliance, tax advice and tax planning; and (iv) all other fees for services rendered.
	Year Ended December 31,
	2017	2016
Audit Fees	$231,000	$231,000
Audit Related Fees	$25,300	$44,774
Tax Fees	$33,179	$44,250
All Other Fees	—	—
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors
Our Audit Committee has the sole authority to approve the scope of the audit and any audit-related services, as well as all audit fees and terms. The Audit Committee must pre-approve any audit and non-audit services provided by our independent registered public accounting firm. The Audit Committee will not approve the engagement of the independent registered public accounting firm to perform any services that the independent registered public accounting firm would be prohibited from providing under applicable laws, rules and regulations, including those of self-regulating organizations. The Audit Committee will approve permitted non-audit services by our independent registered public accounting firm only if it determines that using a different firm to perform such services will be more effective or economical. The Audit Committee annually reviews and pre-approves the statutory audit fees that can be provided by the independent registered public accounting firm.

SOLICITATION OF PROXIES
We have engaged Alliance Advisors LLC to assist us in soliciting proxies for the annual meeting. We will pay Alliance Advisors a base fee of approximately $8,000, plus reasonable out-of-pocket expenses, plus an additional fee based upon the number of contacts with stockholders made and work performed. We estimate the total amount payable to Alliance Advisors will be approximately $40,000. Our officers, directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these officers, employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. We will pay all of the costs of soliciting these proxies.
If you need assistance in voting by telephone or over the Internet or completing your proxy card or have questions regarding the annual meeting, please contact our proxy advisor:
Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, NJ 07003
+1 (833) 501-4837 (toll free in the United States)
STOCKHOLDER PROPOSALS
All stockholder proposals intended to be presented at our 2019 Annual Meeting of Stockholders must be submitted in writing to Yossi Maimon, Corporate Secretary, Protalix BioTherapeutics, Inc., 2 Snunit Street, Science Park, P.O. Box 455, Carmiel 20100, Israel and received by us no later than November 13, 2018, and must comply in all other respects with applicable rules and regulations of the SEC relating to such inclusion. Such notice must include, with respect to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and record address of the stockholder proposing such business; (iii) the class and number of shares of our Company which are beneficially owned by the stockholder; and (iv) any material interest of the stockholder in such business. In addition, the notice must include certain information relating to any derivative or hedging transactions by the stockholder delivering such notice and its Stockholder Associated Persons, as defined in our By-Laws, and other arrangements with other parties regarding our securities, as presented in detail in our By-Laws.
Any such proposal submitted with respect to our 2019 Annual Meeting of Stockholders which is submitted outside the requirements of Rule 14a-8 under the Exchange Act will be considered timely if we receive written notice of that proposal not less than 45 days nor more than 75 days prior to the date in 2019 on which we first mailed this proxy statement in 2018; however, if the date of the annual meeting is changed by more than 30 days from the date of the prior year’s annual meeting, the notice will be considered untimely if it is not received at least 90 days prior to the newly announced date that we will mail our proxy statement.
ANNUAL REPORT TO STOCKHOLDERS
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the SEC, which provides additional information about us, will be distributed to all stockholders entitled to vote along with the proxy materials. Additional copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 are available on the Internet at http://www.sec.gov and http://www.protalix.com and are also available in paper form without charge upon written request to Investor Relations, Protalix BioTherapeutics, Inc., 2 Snunit Street, Science Park, P.O. Box 455, Carmiel 20100, Israel.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are stockholders of our Company will be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once a stockholder has received notice from its broker that it will be “householding” communications to such stockholder’s address, “householding” will continue until such stockholder is notified otherwise or until such stockholder notifies its broker or us that it no longer wishes to participate in “householding.” If, at any time, a stockholder no longer wishes to participate in “householding” and would prefer to receive a separate proxy statement and annual report in the future such stockholder may (1) notify its broker or (2) direct its written request to: Yossi Maimon, Corporate Secretary, Protalix BioTherapeutics, Inc., 2 Snunit Street, Science Park, P.O. Box 455, Carmiel 20100, Israel, +972 (4) 988-9488, ext. 143. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to such stockholders at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS
Our Board of Directors knows of no other business to be acted upon at the annual meeting. However, if any other business properly comes before the Annual Meeting of Stockholders, it is the intension of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.
The prompt return of your proxy is appreciated and will be helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the annual meeting please sign the proxy and return it in the enclosed envelope or vote by internet or telephone.
BY ORDER OF THE BOARD OF DIRECTORS,

Yossi Maimon
Vice President and Chief Financial Officer and
Corporate Secretary
Carmiel, Israel
March 6, 2018

Appendix A
SECOND CERTIFICATE OF AMENDMENT TO
CERTIFICATE OF INCORPORATION OF
PROTALIX BIOTHERAPEUTICS, INC.
(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)
Protalix BioTherapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:
1.
The name of the corporation is Protalix BioTherapeutics, Inc. (the “Corporation”). The Certificate of Incorporation of the Corporation was filed with the Secretary of the State of Delaware on March 30, 2016, as amended by that Certificate of Amendment dated August 15, 2016 (the “Certificate of Incorporation”).

2.
This Certificate of Amendment to Certificate of Incorporation of the Corporation was duly adopted by the Board of Directors of the Corporation pursuant to a resolution setting forth the proposed amendment of the Certificate of Incorporation and declaring said amendment to be advisable.

3.
Article III of the Certificate of Incorporation is hereby deleted in its entirety and replaced with the following:

The Corporation is authorized to issue the following shares of capital stock: (a) 350,000,000 shares of common stock, par value $.001 per share (the “Common Stock”); and (b) 100,000,000 shares of preferred stock, par value $.0001 per share (the “Preferred Stock”). The voting rights, the rights of redemption and other relative rights and preferences of the Preferred Stock shall be established by the Board of Directors.
The Board of Directors may authorize the issuance of such stock to such persons upon such terms and for such consideration in cash, property or services as the Board of Directors may determine and as may be allowed by law. The just valuation of such property or services shall be fixed by the Board of Directors. All such stock when issued shall be fully paid and exempt from assessment.
4.
The aforesaid amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Remainder of this page intentionally left blank.]
A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to Certificate of Incorporation to be signed by its duly authorized President and Chief Executive Officer this    day of         , 2018.
PROTALIX BIOTHERAPEUTICS, INC.
By:

Moshe Manor
President and Chief Executive Officer
A-2

Appendix B
PROTALIX BIOTHERAPEUTICS, INC.
AMENDED AND RESTATED 2006 STOCK INCENTIVE PLAN
(           , 2018)
1. Purposes of the Plan.   The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.
2. Definitions.   The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supercede the definition contained in this Section 2.
(a) “3(I) Option’’ means Award granted under Section 3(I).
(b) “102 Option” means Award granted under Section 102.
(c) “Administrator” means the Board or any of the Committees appointed to administer the Plan.
(d) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.
(e) “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.
(f) “Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.
(g) “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit or other right or benefit under the Plan.
(h) “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.
(i) “Board” means the Board of Directors of the Company.
(j) “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s: (i) performance of any act or failure to perform any act in bad faith which is materially detrimental to the Company or a Related Entity as reasonably determined in good faith by a unanimous decision of members of the Board entitled to vote thereon; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; (iv) embezzlement of funds of the Company or a Related Entity; (v) ownership, direct or indirect (i.e., by means of a holding company or family member), of an interest in a person or entity (other than a minority interest in a publicly traded company) in competition with the products or services of the Company or a Related Entity, including those products or services contemplated in a plan adopted by the Board; (vi) any breach of the

Grantee’s fiduciary duties or duties of care to the Company or a Related Entity (except for conduct taken in good faith); (vii) any material failure to carry out a reasonable and legitimate directive of the Board; or (viii) any material breach of an Employee’s undertakings of confidentiality and non competition.
(k) “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:
(i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or
(ii) a change in the composition of the Board over a period of twelve (12) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.
(l) “Code” means the Internal Revenue Code of 1986, as amended.
(m) “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.
(n) “Common Stock” means the common stock of the Company.
(o) “Company” means Protalix BioTherapeutics, Inc., a Delaware corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.
(p) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.
(q) “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.
(r) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of  (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

(s) “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:
(i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;
(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company;
(iii) the complete liquidation or dissolution of the Company;
(iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than forty percent (40%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or
(v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction (provided however that the Administrator shall have no discretion in connection with a Corporate Transaction for the purchase of all or substantially all of the shares of the Company unless the principal purpose of such transaction is to change the state in which the Company is incorporated).
(t) “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.
(u) “Director” means a member of the Board or the board of directors of any Related Entity.
(v) “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.
(w) “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.
(x) “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.
(y) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(z) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
(i) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation the American Stock Exchange, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.
(aa) “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.
(bb) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
(cc) “Israeli Employee” means Employees, office holders of the Company or a Related Company (“Nosei Misra” — as such term is defined in the Israeli Companies Law 1999) and Directors (excluding those who are considered a “Controlling Shareholder” pursuant to Section 32(9) of the Tax Ordinance or otherwise excluded by the Tax Ordinance).
(dd) “Israeli Grantee” means Grantees who are residents of the State of Israel or those who are deemed to be residents of the State of Israel for the payment of tax (whether such grantee is entitled to the tax benefits under Section 102 or not).
(ee) “ITA” means Israeli Tax Authorities.
(ff) “Non-Employee” means Consultants or any other person who is not an Israeli Employee.
(gg) “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
(hh) “Non-Trustee 102 Option” shall mean a 102 Option granted pursuant to Section 102(c) of the Tax Ordinance and not held in trust by the Trustee.
(ii) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(jj) “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.
(kk) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.
(ll) “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.
(mm) “Plan” means this 2006 Stock Incentive Plan.

(nn) “Related Entity” means any Parent or Subsidiary of the Company. With respect to Israeli Grantees of 102 Options, the definition shall further include any entity permitted under Section 102 (a) of the Tax Ordinance.
(oo) “Replaced” means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.
(pp) “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.
(qq) “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.
(rr) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.
(ss) “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.
(tt) “Section 3(I)” means section 3(I) of the Tax Ordinance as may be amended from time to time.
(uu) “Section 102” means section 102 of the Tax Ordinance as may be amended from time to time.
(vv) “Share” means a share of the Common Stock.
(ww) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.
(xx) “Tax Ordinance” means the Israeli Income Tax Ordinance [New Version], 1961 (including as amended pursuant to Amendment 132 thereto) and to the extent not specifically indicated hereunder also the rules, regulations and orders or procedures promulgated thereunder from time to time, as amended or replaced from time to time.
(yy) “Trustee” means any individual appointed by the Company to serve as trustee and approved by the ITA, in accordance with the provisions of Section 102(a) of the Tax Ordinance and the regulations promulgated thereunder.
(zz) “Trustee 102 Option” means a 102 Option granted pursuant to Section 102(b) of the Tax Ordinance and held in trust by the Trustee for the benefit of an Israeli Grantee.
3. Stock Subject to the Plan.
(a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) under the Plan is 23,841,655 Shares. Notwithstanding the foregoing, any Shares issued from and after November 10, 2014 in connection with Awards other than Options and SARs shall be counted against the limit set forth herein as one and one-half  (1.5) Shares for every one (1) Share issued in connection with such Award (and shall be counted as one and one-half  (1.5) Shares for every one (1) Share returned or deemed not have been issued from the Plan pursuant to Section 3(b) below in connection with Awards other than Options and SARs). The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

(b) Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their Fair Market Value at the time of repurchase, such Shares shall become available for future grant under the Plan. Notwithstanding anything to the contrary contained herein: (i) Shares tendered or withheld in payment of an Option exercise price shall not be returned to the Plan and shall not become available for future issuance under the Plan; (ii) Shares withheld by the Company to satisfy any tax withholding obligation shall not be returned to the Plan and shall not become available for future issuance under the Plan; and (iii) all Shares covered by the portion of an SAR that is exercised (whether or not Shares are actually issued to the Grantee upon exercise of the SAR) shall be considered issued pursuant to the Plan.
4. Administration of the Plan.
(a) Plan Administrator.
(i) Administration with Respect to Directors and Officers.   With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.
(ii) Administration With Respect to Consultants and Other Employees.   With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.
(iii) Administration With Respect to Covered Employees.   Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.
(iv) Administration With Respect to Israeli Grantees.   With respect to grants of Awards to Israeli Grantees, the Plan shall be administered by (A) the Board or (B) a Committee or one or more Officers designated by the Board, which Committee or Officers shall be constituted or appointed in such a manner as to satisfy the ITA and the Applicable Laws applicable to Awards for Israeli Grantees. Once appointed, such Committee or Officer shall continue to serve in its/his/her designated capacity until otherwise directed by the Board.
(v) Administration Errors.   In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.
(b) Powers of the Administrator.   Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:
(i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii) to determine whether and to what extent Awards are granted hereunder;
(iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;
(iv) to approve forms of Award Agreements for use under the Plan;
(v) to determine the terms and conditions of any Award granted hereunder;
(vi) to amend the terms of any outstanding Award granted under the Plan, provided that (A) any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent, provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee, (B) the reduction of the exercise price of any Option awarded under the Plan and the base appreciation amount of any SAR awarded under the Plan shall be subject to stockholder approval and (C) canceling an Option or SAR at a time when its exercise price or base appreciation amount (as applicable) exceeds the Fair Market Value of the underlying Shares, in exchange for another Option, SAR, Restricted Stock, or other Award or for cash shall be subject to stockholder approval, unless the cancellation and exchange occurs in connection with a Corporate Transaction. Notwithstanding the foregoing, canceling an Option or SAR in exchange for another Option, SAR, Restricted Stock, or other Award or for cash with an exercise price, purchase price or base appreciation amount (as applicable) that is equal to or greater than the exercise price or base appreciation amount (as applicable) of the original Option or SAR shall not be subject to stockholder approval;
(vii) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;
(viii) to grant Awards to Employees, Directors and Consultants employed outside the United States on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Plan; and
(ix) to designate Awards as 102 Options (whether through a trustee or not) or 3(I) Options subject to the limitations under the ITA or any other Applicable Law and to determine the type and route of the Trustee 102 Options.
(x) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.
The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.
(c) Indemnification.   In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.
5. Eligibility.   Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time, provided however that Awards to Israeli Grantees under Section 102 or Section 3(I) of the Tax Ordinance shall be subject to Section 20 below.
The Company does not warrant that the Plan will be recognized by the income tax authorities in any jurisdiction or that future changes will not be made to the provisions of applicable laws or rules or regulations which are promulgated from time to time thereunder, or that any exemption or benefit currently available, whether by the ITA pursuant to Section 102 or otherwise, will not be abolished.
6. Terms and Conditions of Awards.
(a) Types of Awards.   The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of  (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.
(b) Designation of Award.   Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and with respect to Israeli Grantees may be further designated as 102 Options or 3(I) Options under the Tax Ordinance subject to the qualifications described in Section 20 below. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. In the event that the Code or the regulations promulgated thereunder are amended after the date the Plan becomes effective to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.
(c) Conditions of Award.   Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, the following: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added and (xvii) market share. The performance criteria may be applicable to the Company, Related Entities and/or any individual business units of the Company or any Related Entity. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement. In addition, the performance criteria shall be calculated in accordance with generally accepted accounting principles, but excluding the effect (whether positive or negative) of any change in accounting standards and any extraordinary, unusual or nonrecurring item, as determined by the Administrator, occurring after the establishment of the performance criteria applicable to the Award intended to be performance-based compensation. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of performance criteria in order to prevent the dilution or enlargement of the Grantee’s rights with respect to an Award intended to be performance-based compensation.
(d) Acquisitions and Other Transactions.   The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.
(e) Deferral of Award Payment.   The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.
(f) Separate Programs.   The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.
(g) Individual Limitations on Awards.
(i) Individual Limit for Options and SARs.   The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any calendar year shall be 23,841,655 Shares. Shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.
(ii) Individual Limit for Restricted Stock and Restricted Stock Units.   For awards of Restricted Stock and Restricted Stock Units that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any calendar year shall be 23,841,655 Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below.
(iii) Deferral.   If the vesting or receipt of Shares under an Award is deferred to a later date, any amount (whether denominated in Shares or cash) paid in addition to the original number of Shares subject to such Award will not be treated as an increase in the number of Shares subject to the Award if the additional amount is based either on a reasonable rate of interest or on one or more predetermined actual investments such that the amount payable by the Company at the later date will be based on the actual rate of return of a specific investment (including any decrease as well as any increase in the value of an investment).

(h) Early Exercise.   The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.
(i) Term of Award.   The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Award shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.
(j) Transferability of Awards.   Incentive Stock Options or Options to Israeli Grantees may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator but only to the extent such transfers are made to family members, to family trusts, to family controlled entities, to charitable organizations, and pursuant to domestic relations orders or agreements, in all cases without payment for such transfers to the Grantee. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.
(k) Time of Granting Awards.   The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator.
7. Award Exercise or Purchase Price, Consideration and Taxes.
(a) Exercise or Purchase Price.   The exercise or purchase price, if any, for an Award shall be as follows:
(i) In the case of an Incentive Stock Option:
(A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or
(B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
(ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
(iii) In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
(iv) In the case of SARs (other than with respect to Israeli Grantees), the base appreciation amount shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
(v) In the case of other Awards, such price as is determined by the Administrator.
(vi) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b) Consideration.   Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:
(i) cash;
(ii) check;
(iii) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;
(iv) with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or
(v) with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares);
(vi) any combination of the foregoing methods of payment.
The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(b)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.
(c) Taxes.   No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise or vesting of an Award the Company shall withhold or collect from the Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award (reduced to the lowest whole number of Shares if such number of Shares withheld would result in withholding a fractional Share with any remaining tax withholding settled in cash).
8. Exercise of Award.
(a) Procedure for Exercise; Rights as a Stockholder.
(i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement provided however that the standard vesting schedule for Israeli Grantees shall be as set forth in Section 20.
(ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b).

(b) Exercise of Award Following Termination of Continuous Service.   In the event of termination of a Grantee’s Continuous Service for any reason other than Cause, Disability or death, such Grantee may, but only within twelve (12) months from the date of such termination (or such longer or shorter period as specified in the Award Agreement but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination or such other portion of the Grantee’s Award as may be determined by the Administrator. To the extent that the Grantee’s Award was unvested at the date of termination, or if Grantee does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.
(c) Exercise of Award Following Termination of Continuous Service for Cause.   In the event of termination of a Grantee’s Continuous Service for Cause, such Grantee may, but only within fourteen (14) days from the date of such termination (or such longer or shorter period as specified in the Award Agreement but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination or such other portion of the Grantee’s Award as may be determined by the Administrator. To the extent that the Grantee’s Award was unvested at the date of termination, or if Grantee does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.
(d) Disability of Grantee.   In the event of termination of a Grantee’s Continuous Service as a result of his or her Disability, such Grantee may, but only within twelve (12) months from the date of such termination (or such longer or shorter period as specified in the Award Agreement but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination or such other portion of the Grantee’s Award as may be determined by the Administrator. To the extent that the Grantee’s Award was unvested at the date of termination, or if Grantee does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.
(e) Death of Grantee.   In the event of a termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the death of the Grantee during the post-termination exercise periods following the Grantee’s termination of Continuous Service specified in this Section 8, above, the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance may exercise the portion of the Grantee’s Award that was vested as of the date of termination or such other portion of the Grantee’s Award as may be determined by the Administrator, within twelve (12) months from the date of death (or such longer or shorter period as specified in the Award Agreement but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). To the extent that, at the time of death, the Grantee’s Award was unvested, or if the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.
(f) The holder of an Option shall have none of the rights of a stockholder with respect to the Shares subject to the Option until such shares are transferred to the holder (or the Trustee, if applicable) upon the exercise of the Option.
9. Conditions Upon Issuance of Shares.
(a) If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under federal or state laws or other Applicable Laws.
(b) As a condition to the exercise of an Award, the Company may require the person exercising such Award make such representations and warranties which, in the opinion of the Company, are required to ensure that such exercise, or a subsequent sale or disposition of any Shares obtained upon such exercise, does not contravene any Applicable Law, including inter alia, representations and warranties at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.
(c) Unless otherwise set forth in an Award Agreement, Shares issued to a Grantee or the Trustee, as applicable, shall be subject to such restrictions as required by the appropriate securities’ law and in the event that the Company’s shares shall be registered for trading in any public market, Grantee’s rights to sell the Shares may be subject to certain limitations (including a lock-up period), as will be requested by the Company or its underwriters, and the Grantee by executing an Award Agreement unconditionally agrees and accepts any such limitations and undertakes to further execute any agreement as may be requested by the Company or its underwriters from time to time.
10. Adjustments Upon Changes in Capitalization.   Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any calendar year, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Administrator shall also make such adjustments as provided in this Section 10 or substitute, exchange or grant Awards to effect such adjustments (collectively “adjustments”). Any such adjustments to outstanding Awards will be effected in a manner that precludes the enlargement of rights and benefits under such Awards. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Awards or other issuance of Shares, cash or other consideration pursuant to Awards during certain periods of time. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.
11. Corporate Transactions and Changes in Control.
(a) Termination of Award to Extent Not Assumed in Corporate Transaction.   Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.
(b) Acceleration of Award Upon Corporate Transaction or Change in Control.
(i) Corporate Transaction.   Except as provided otherwise in an individual Award Agreement, in the event of a Corporate Transaction and:
(A) for the portion of each Award that is Assumed or Replaced, then such Award (if Assumed), the replacement Award (if Replaced), or the cash incentive program (if Replaced) automatically shall become fully vested, exercisable and payable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares (or other consideration) at the time represented by such Assumed or Replaced portion of the Award, immediately upon termination of the Grantee’s Continuous Service if such Continuous Service is terminated by the successor company or the Company without Cause within twelve (12) months after the Corporate Transaction; and
(B) for the portion of each Award that is neither Assumed nor Replaced, such portion of the Award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares (or other consideration) at the time represented by such portion of the Award, immediately prior to the specified effective date of such Corporate Transaction, provided that the Grantee’s Continuous Service has not terminated prior to such date.
(ii) Change in Control.   Except as provided otherwise in an individual Award Agreement, following a Change in Control (other than a Change in Control which also is a Corporate Transaction) and upon the termination of the Continuous Service of a Grantee if such Continuous Service is terminated by the Company or Related Entity without Cause within twelve (12) months after a Change in Control, each Award of such Grantee which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value), immediately upon the termination of such Continuous Service.
(c) Effect of Acceleration on Incentive Stock Options.   Any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.
12. Effective Date and Term of Plan.   The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect until December 31, [2028] unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.
13. Amendment, Suspension or Termination of the Plan.
(a) The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws, or if such amendment would lessen the stockholder approval requirements of Section 4(b)(vi) or this Section 13(a).
(b) No Award may be granted during any suspension of the Plan or after termination of the Plan.
(c) No suspension or termination of the Plan (including termination of the Plan under Section 11, above) shall adversely affect any rights under Awards already granted to a Grantee.
14. Reservation of Shares.
(a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
(b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
15. No Effect on Terms of Employment/Consulting Relationship.   The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without cause, including but not limited to, Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.
16. No Effect on Retirement and Other Benefit Plans.   Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Pension Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

17. Stockholder Approval.   The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.
18. Unfunded Obligation.   Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.
19. Construction.   Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
20. Israeli Grantees.   This Section shall apply only to Israeli Grantees and is intended to enable the Company to grant Awards under the Plan pursuant and subject to Section 102 and Section 3(I) of the Tax Ordinance. Accordingly, the Plan is designated to comply with the Tax Ordinance and the rules, regulations and orders or procedures promulgated thereunder from time to time, as amended or replaced from time to time and shall be submitted to the ITA as required thereunder.
In any case of contradiction, whether explicit or implied, between the provisions of this Section and the Plan, the provisions set out in this Section shall prevail unless the Administrator decides otherwise to ensure compliance with the Tax Ordinance and other Applicable Laws.
(a) Eligibility.   102 Options may be granted only to Israeli Employees. Non-Employees may only be granted 3(I) Options. The grant of an Award hereunder shall neither entitle the Grantee to participate nor disqualify the Israeli Grantee from participating in, any other grant of Awards pursuant to the Plan or any other option or stock plan of the Company or any Related Company.
(b) Grant of Awards in Trust
(i) Grants Made Under Section 102.
The Company may designate 102 Options as Trustee 102 Options or Non-Trustee 102 Options. The designation of Non-Trustee 102 Options and Trustee 102 Options shall be subject to the terms and conditions set forth in Section 102 of the Tax Ordinance and the regulations promulgated thereunder.

(ii) Grant of Trustee 102 Options.
(1)    The grant of the Trustee 102 Options shall be made under the Plan and shall be conditional upon the approval of the Plan by the ITA. Trustee 102 Options may be granted at any time after the passage of thirty (30) days following the delivery by the Company to the ITA of a notice pertaining to the appointment of the Trustee and the adoption of the Plan, unless otherwise determined by the ITA. Options which shall be granted pursuant to Section 102 and/or any Shares issued upon exercise of such Options and/or other shares received subsequently following any realization of rights, shall be issued to the Trustee. Each Israeli Grantee in respect of whom a Trustee 102 Option is granted and held in trust by the Trustee shall be referred to as a “beneficial optionee” hereunder.
(2)    Trustee 102 Option(s) may either be classified as Capital Gain Option(s) or Ordinary Income Option(s):
(A) Trustee 102 Option(s) elected and designated by the Company to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) shall be referred to herein as “Capital Gain Option(s)” or “CGO”.
(B) Trustee 102 Option(s) elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) shall be referred to herein as “Ordinary Income Option(s)” or “OIO”.
(3)    The Company’s election of the type of Trustee 102 Options as CGO or OIO granted to Employees (the “Election”) shall be appropriately filed with the ITA 30 days before the date of grant of a Trustee 102 Option, unless otherwise determined by the ITA. Such Election shall become effective beginning the first date of grant of a Trustee 102 Option under this Plan and shall remain in effect until the end of the year following the year during which the Company first granted Trustee 102 Options. The Election shall obligate the Company to grant only the type of Trustee 102 Option it has elected, and shall apply to all Israeli Grantees who were granted Trustee 102 Options during the period indicated herein or therein, all in accordance with the provisions of Section 102(g) of the Tax Ordinance. Notwithstanding, such Election shall not prevent the Company from granting Non-Trustee 102 Options simultaneously.
(4)    All Trustee 102 Options must be held in trust by and issued on the name of the Trustee, as described below.
(5)    With respect to Trustee 102 Options, the provisions of the Plan and/or an Award Agreement shall be subject to the provisions of Section 102 and the ITA’s permit, and the said provisions and permit shall be deemed an integral part of this Section and of the Award Agreement for the respective Grantees thereof. Any provision of Section 102 and/or the said permit which is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the Plan or the Award Agreement, shall be considered binding upon the Company and the Israeli Grantee.
(iii) Issuance to Trustee.
(1) All Trustee 102 Options granted under the Plan and/or any Shares allocated or issued upon exercise of such Trustee 102 Options and/or other and all rights deriving from or in connection therewith, including, without limitation, in accordance with Section 10 above or any bonus shares or stock dividends issued in connection therewith shall be granted by the Company to the Trustee, and the Trustee shall hold each such Trustee 102 Option and the Shares issued upon exercise thereof in trust for such period of time as required by Section 102 or any regulations, rules or orders or procedures promulgated thereunder (the “Holding Period”), for the benefit of the Grantees in respect of whom such Trustee 102 Option was granted. All certificates representing Shares issued to the Trustee under the Plan shall be deposited with the Trustee, and shall be held by the Trustee until such time that such Shares are released from the Trust as herein provided.

(2) In event the requirements for Trustee 102 Options are not met for any reason whatsoever, then the Trustee 102 Options may be treated as Non-Trustee 102 Options, all in accordance with the provisions of Section 102 and regulations promulgated thereunder.
(3) With respect to any Trustee 102 Option, subject to the provisions of Section 102 and any rules or regulations or orders or procedures promulgated thereunder, an Israeli Grantee shall not be entitled to sell or release from Trust the Trustee 102 Option, the Shares received upon the exercise of such Option and/or any right deriving from or in connection therewith, including, without limitation, in accordance with Section 10 above or any bonus shares or stock dividends issued in connection therewith, until the later of: (i) the lapse of the Holding Period required under Section 102, and (ii) the vesting of such Options set forth in the respective Award Agreement (such later date being hereinafter referred to as the “Release Date”). Notwithstanding the foregoing, if such sale or release occurs during the Holding period, the provisions of Section 102 and the rules or regulations promulgated thereunder shall apply and any expenses and/or tax consequences therefrom shall be borne by the Israeli Grantee.
(4) Subject to the terms hereof, at any time after the Release Date with respect to any Trustee 102 Options or Shares the following shall apply:
(A) Trustee 102 Options granted, and/or Shares or rights issued to the Trustee shall continue to be held by the Trustee, on behalf of the beneficial optionee. From and after the Release Date, upon the written request of any beneficial optionee, the Trustee shall release from the Trust the Trustee 102 Options granted, and/or the Shares or rights issued, on behalf of such beneficial optionee, by executing and delivering to the Company such instrument(s) as the Company may require, giving due notice of such release to such beneficial optionee, provided, however, that the Trustee shall not so release any such Trustee 102 Options and/or Shares and/or rights to such beneficial optionee unless the latter, prior to, or concurrently with, such release, provides the Trustee with evidence, satisfactory in form and substance to the Trustee, that all taxes, if any, required to be paid upon such release have, in fact, been paid.
(B) Alternatively, from and after the Release Date, upon the written instructions of the beneficial optionee to sell any Shares and rights issued upon exercise of Trustee 102 Options, the Trustee shall use its best efforts to effect such sale and shall transfer such Shares to the purchaser thereof concurrently with the receipt, or after having made suitable arrangements to secure the payment, of the purchase price in such transactions. The Trustee shall withhold from such proceeds any and all taxes required to be paid in respect of such sale, shall remit the amount so withheld to the appropriate tax authorities and shall pay the balance thereof directly to the beneficial optionee, reporting to such beneficial optionee and to the Company the amount so withheld and paid to said authorities.
(C) Notwithstanding the foregoing, in the event the underwriters of securities of the Company impose restrictions on the transferability of the Shares during a lock-up period, the beneficial optionee shall not be entitled to release from Trust the Trustee 102 Options granted and/or the Shares issued and/or to instruct the Trustee to effect a sale of same, for as long as the restrictions are in effect. In the event the Trustee 102 Options granted and/or the Shares issued have been released from trust the restrictions imposed on the transferability of same shall nevertheless apply to said optionee’s Trustee 102 Options and/or Shares in the same manner. Consequently, the Israeli Grantee shall sign any documents required in order to effect the restrictions, for as long as the restrictions are in effect.
(D) Upon receipt of the Award, the Israeli Grantee will sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with the Plan, or any Option or Share or rights granted to same thereunder. The Trustee may establish additional terms and conditions in connection with Awards held in trust by the Trustee.

(iv) Grant of Non-Trustee 102 Options
(1)    Awards granted pursuant to this subsection are intended to constitute Non-Trustee 102 Options and shall be subject to the general terms and conditions of the Plan and Section 20, except for provisions of the Plan applying to Trustee 102 Awards or Options under a different tax law or regulation.
(2)    With respect to Non-Trustee 102 Options, if the Grantee ceases to be employed by or of service to the Company or a Related Company, the Grantee may be required to extend to the Company a security or guarantee for the payment of tax due at the time of sale of Shares or other rights, all in accordance with the provisions of Section 102 and the rules, regulation or orders promulgated thereunder.
(v) Grants Made Under Section 3(I).   Awards granted pursuant to this subsection are intended to constitute 3(I) Options and shall be subject to the general terms and conditions of the Plan and Section 20 thereof, except for said provisions of the Plan applying to Awards under a different tax law or regulation. The Administrator may choose to deposit the Awards granted pursuant to Section 3(I) of the Tax Ordinance with a trustee. In such event, said trustee shall hold such Option in trust, until exercised by the Grantee, pursuant to the Company’s instructions from time to time. If determined by the Administrator, the trustee shall be responsible for withholding any taxes to which a Grantee become liable upon the exercise of Options.
(c) Award Agreement.   Without derogating from the powers of the Administrator under the Plan, the Administrator shall adopt the form of Award Agreement for Israeli Grantees in form acceptable by the ITA and in compliance with the Tax Ordinance. The Award Agreement shall further indicate the type of Options (102, 3(I), Trustee, Non-Trustee etc.) granted thereunder.
(d) Vesting.   Without derogating from the terms of any Award Agreement or the discretionary authority of the Administrator, the standard vesting for Options to Israeli Grantees shall be as follows:
(i) Twenty five percent (25%) of the Options granted under each Award Agreement shall vest on the end of the first year of Continuous Service following the vesting commencement date determined by the Administrator and if not specified the date of the grant of an Option (the “First Anniversary”); and
(ii) The remaining 75% of the Options shall vest on a quarterly basis over a period of three years commencing as of the First Anniversary in twelve (12) equal portions subject to Continuous Service of the Grantee.
(e) With respect to all Shares (in contrast to unexercised Options) allocated or issued upon the exercise of Options by the Israeli Grantee, the Grantee shall be entitled to receive dividends in accordance with the quantity of such Shares, subject however to any applicable taxation on distribution of dividends. Subject to the Tax Ordinance and any restrictions imposed by the Trustee or the ITA, during the period in which Shares are held by the Trustee on behalf of the Israeli Grantee, the cash dividends paid with respect thereto shall be paid directly to the Grantee after deduction of withholding tax applicable thereto.
(f) Without derogating from anything in the Plan, to the extent permitted by Applicable Laws, any tax consequences, attributable to the Israeli Grantee, arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company, a Related Company, the Trustee or the Grantee), hereunder, shall be borne solely by the Grantee. The Company and/or or a Related Company and/or the Trustee shall withhold taxes according to the requirements under the Applicable Laws, rules, and regulations, including withholding taxes at source. Furthermore, to the extent permitted by Applicable Law, the Grantee shall agree to indemnify the Company and/or a Related Company and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Grantee. The Administrator and/or the Trustee shall not be required to release any Share certificate to a Grantee until all required payments have been fully made.

The Plan, to the extent applicable to Israeli Grantees, shall be governed by and construed and enforced in accordance with the laws of the State of Israel applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts of Tel-Aviv, Israel shall have sole jurisdiction in any matters pertaining to Israeli Grantees.

ANNUAL MEETING OF STOCKHOLDERS OF PROTALIX BIOTHERAPEUTICS, INC. April 15, 2018 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/15105/ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20530300303000000000 5 041518 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1, AND "FOR" PROPOSALS 2, 3, 4 AND 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. Election of Directors: FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: Shlomo Yanai Moshe Manor Amos Bar Shalev Zeev Bronfeld Aharon Schwartz, Ph.D. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. FOR AGAINST ABSTAIN 2. To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the proxy statement that accompanies this proxy card. 3. To adopt amendments to the Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan to increase the number of shares of common stock available under the plan from 13,841,655 shares to 23,841,655 shares and to amend certain other terms of said plan as described in the proxy statement. 4.To approve an amendment to our Certificate of Incorporation to increase the number of shares our common stock, par value $0.001 per share, authorized for issuance from 250,000,000 to 350,000,000. 5.To ratify the appointment of Kesselman and Kesselman, Certified Public Accountant (Isr.), a Member of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the fiscal year ending December 31, 2018. The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the 2017 Annual Report to Stockholders. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0 PROTALIX BIOTHERAPEUTICS, INC. 2 Snunit Street Science Park POB 455 Carmiel, Israel 20100 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Moshe Manor and Yossi Maimon as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Protalix BioTherapeutics, Inc. held of record by the undersigned on February 26, 2018, at the Annual Meeting of Stockholders to be held on April 15, 2018, or any adjournment or postponement thereof. (Continued and to be signed on the reverse side) 1.1 14475